UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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AMCON Distributing Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMCON Distributing Company

7405 Irvington Road

Omaha, Nebraska 68122

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 17, 2007

You hereby are notified that the annual meeting of stockholders of AMCON Distributing Company, a Delaware corporation, will be held on Tuesday, April 17, 2007, at 10:00 a.m., local time, in the Ritz Carlton Hotel located at 100 Carondelet Plaza, St. Louis, Missouri 63105, for the following purposes:

1.

To elect three Class III directors and three Class I directors to hold office for terms expiring at the 2009 and 2010 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2.	To consider and act upon ratification and approval of the selection of McGladrey and Pullen, LLP as our independent registered public accounting firm for our 2007 fiscal year;
3.	To consider and act upon approval of a grant to our Chief Executive Officer of an option for 25,000 shares of common stock pursuant to a Nonqualified Stock Option Agreement;
4.	To consider and act upon approval of our company’s 2007 Omnibus Incentive Plan; and
5.	To consider and act upon any other matters which may properly come before the meeting.

The proposals referred to above are more fully described in the accompanying proxy statement. Our board of directors has approved the proposals and recommends that you vote “FOR” the election of each nominee for director named in the accompanying proxy statement who is to be voted on by the holders of our common stock, “FOR” the ratification and approval of McGladrey and Pullen, LLP as our independent registered public accounting firm, “FOR” the approval of the grant to our Chief Executive Officer of the stock options pursuant to a Nonqualified Stock Option Agreement, and “FOR” the approval of our company’s 2007 Omnibus Incentive Plan. Before voting, you should carefully review all of the information contained in the accompanying proxy statement.

Our board of directors has fixed the close of business on February 21, 2007 as the record date for the determination of the holders of our common stock entitled to notice of, and to vote at, the annual meeting of stockholders or any adjournment thereof. Our board of directors solicits you to sign, date and promptly mail the proxy in the enclosed postage prepaid envelope, whether or not you intend to be present at the annual meeting of stockholders.

BY ORDER OF THE BOARD OF DIRECTORS,

Andrew C. Plummer

Secretary

March 9, 2007

Omaha, Nebraska

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, TRUSTEE OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

AMCON Distributing Company

7405 Irvington Road

Omaha, Nebraska 68122

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PROXY STATEMENT

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you might have about the annual meeting.

Why am I receiving these materials?

The board of directors of AMCON Distributing Company, a Delaware corporation, is providing these materials to you in connection with our annual meeting of stockholders. This proxy statement, the accompanying form of proxy and the notice of annual meeting of stockholders were first sent to our stockholders on or about March 9, 2007. As a stockholder of our company, you are entitled and encouraged to vote on the items of business described in these proxy materials. Your vote is very important. For this reason, our board is requesting that you allow your shares to be represented at the annual meeting by the persons named as proxies on the enclosed proxy card.

What information is contained in these materials?

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid executive officers, and certain other required information. Our annual report on Form 10-K for our 2006 fiscal year, which contains our audited financials statements, and a proxy card and return envelope accompanies this proxy statement.

When and where will the annual meeting be held?

The annual meeting of stockholders will be held on Tuesday, April 17, 2007, at 10:00 a.m., local time, in the Ritz Carlton Hotel located at 100 Carondelet Plaza, St. Louis, Missouri 63105. You do not have to attend the annual meeting to be able to vote.

What business will be voted on at the annual meeting?

Stockholders will consider and vote upon the following business items at the annual meeting:

o

The election of three Class III directors and three Class I directors to hold office for terms expiring at the 2009 and 2010 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal (one of the three Class I directors will be elected by the holder of our Series C Convertible Preferred Stock, voting as a separate class);

o	The ratification and approval of the selection of the accounting firm of McGladrey and Pullen, LLP as our independent registered public accounting firm for our 2007 fiscal year;
o	The approval of a grant to our Chief Executive Officer of an option for 25,000 shares of common stock pursuant to a Nonqualified Stock Option Agreement;
o	The approval of our company’s 2007 Omnibus Incentive Plan; and
o	Any other matters that may properly come before the annual meeting.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

o	“FOR” the election of each nominee for director named in this proxy statement who is to be voted on by the holders of our common stock;
o	“FOR” the ratification and approval of McGladrey and Pullen, LLP as our independent registered public accounting firm;
o	“FOR” the approval of a grant to our Chief Executive Officer of a non-qualified stock option for 25,000 shares of our common stock pursuant to a Nonqualified Stock Option Agreement; and
o	“FOR” the approval of our company’s 2007 Omnibus Incentive Plan.

What shares can I vote?

The outstanding voting securities of our company are the shares of our common stock, $0.01 par value. In addition, our Series B Convertible Preferred Stock, $0.01 par value, and our Series C Convertible Preferred Stock, $0.01 par value, provide certain limited voting rights in the election of directors. In particular, (i) the holders of our Series B Convertible Preferred Stock, voting separately as a single class, are entitled to elect one member of our board of directors, and (ii) the holder of our Series C Convertible Preferred Stock, voting separately as a single class, also is entitled to elect one member of our board of directors. The holder of our Series C Convertible Preferred Stock will be entitled to exercise this voting right at this annual meeting, and has designated Jeremy W. Hobbs as the person it will elect as one of the three Class I directors. The holders of our Series B Convertible Preferred Stock will not be entitled to vote at this annual meeting since the term of office of Christopher H. Atayan, the person designated for service on the board by the holders of our Series B Convertible Preferred Stock, will continue after the annual meeting.

Each share of our common stock issued and outstanding as of the close of business on the February 21, 2007 record date for the annual meeting is entitled to one vote on each matter submitted to a vote at the annual meeting. As of the record date, we had 527,062 shares of common stock, 80,000 shares of Series B Convertible Preferred Stock and 80,000 shares of Series C Convertible Preferred Stock issued and outstanding. You may vote all shares of our common stock owned by you as of the record date. This includes (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee, sometimes referred to as shares held in “street name.” As summarized below, there are some differences between shares held of record and those held in street name.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record, and these proxy materials were sent to you directly. As the stockholder of record, you may attend the annual meeting and vote your shares in person. Alternatively, you may vote your shares by proxy. We have enclosed a proxy card for you to use. The persons designated as proxies were selected by our board of directors and are officers and directors of our company.

Beneficial Owner. If you hold shares in a brokerage account or through some other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials were forwarded to you from the broker, trustee or other nominee, together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares. Although you are invited to attend the annual meeting, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee. You may vote your shares by any of the options listed on the voting instruction card.

How do I submit my vote?

Included with this proxy statement is a proxy card or voting instruction card. Specific voting instructions are included on the card. You may vote by signing and returning the proxy card. If you hold shares in a brokerage account or through some other nominee, you may vote by signing and returning the voting instruction card that your broker, trustee or nominee provides to you. In addition, the voting instructions you receive may enable you to vote by telephone or by Internet.

If you plan to attend the annual meeting and vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, proof of ownership may be required for you to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Can I change my proxy vote?

If you are a stockholder of record, you may change your vote or revoke your proxy any time before your vote is used at the annual meeting by:

o	submitting a valid later-dated proxy;
o	notifying our corporate secretary in writing that you have revoked your proxy; or
o	completing a written ballot at the annual meeting

Attendance at the annual meeting will not in and of itself constitute a revocation of your proxy.

If you hold shares as the beneficial owner, you may change your vote by submitting new voting instructions to your broker, trustee or other nominee or, if you have obtained a legal proxy from your broker, trustee or nominee, by voting in person at the annual meeting.

How many votes are needed to conduct business at the annual meeting?

A majority of all outstanding shares of our common stock entitled to vote at the annual meeting must be present or represented by proxy in order to satisfy the quorum requirement for the transaction of business at the annual meeting. Both abstentions and broker non-votes (described in response to the following question) are counted for the purpose of determining a quorum. If a quorum should not be present, the annual meeting may be adjourned from time to time until a quorum is obtained.

How are votes counted?

If you are a stockholder of record and you return a proxy card, it will be voted in accordance with your instructions. However, if you are a stockholder of record and you return a proxy card without marking one or more proposals, your proxy will be voted for those unmarked proposals in accordance with the recommendation of our board of directors (which recommendation is identified above under “How does our board of directors recommend that I vote?”).

If you hold shares in street name through a broker or other nominee and you do not provide voting instructions on one or more proposals, your broker may lack the authority to vote on those proposals. A broker non-vote occurs when a broker returns a proxy card that is unmarked on one or more proposals because the broker lacks authority to vote on those proposals without instructions from the beneficial owner. If your broker does not vote your shares on any proposal, such broker non-vote is not counted with respect to such proposal. This means that a broker non-vote would reduce the number of affirmative votes that are necessary to approve the proposal.

What vote is required to approve the proposals at the annual meeting?

Election of Directors. Directors are elected by a plurality of the votes cast, in person or by proxy, by stockholders entitled to vote at the annual meeting for that purpose. This means that the two Class I nominees receiving the highest number of votes at the annual meeting will be elected and the three Class III nominees receiving the highest number of votes at the annual meeting will be elected. The holder of our Series C Convertible Preferred Stock, voting separately as a single class, will be entitled to elect one additional member of our board of directors at this annual meeting, and has designated Jeremy W. Hobbs as the person it will elect as a Class I director. Stockholders can withhold authority to vote for one or more nominees for director. Shares not voted, whether by specifically withholding authority to vote on your proxy card or otherwise, will have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. No shares may be voted for more than two Class I nominees and three Class III nominees at the annual meeting. Stockholders do not have cumulative voting rights in the election of directors.

Other Matters. Approval of the proposal to ratify and approve the selection of McGladrey and Pullen, LLP as our independent registered public accounting firm, the proposal to approve the stock option grant to our Chief Executive Officer, the proposal to approve our company’s 2007 Omnibus Incentive Plan, and all other proposals that properly may come before the annual meeting requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the particular proposal. Stockholders may abstain from voting on any proposal at the meeting. If you abstain from voting on any proposal, it has the same effect as a vote against the proposal.

Are there any other matters that will be considered at the annual meeting?

The only items of business that may be properly brought before the annual meeting are the matters set forth herein, those brought before the meeting by or at the direction of our board of directors, or those submitted by any stockholder who has complied with the advance notification provisions of our bylaws described below under “Advance Notice of Stockholder Proposals.” We are not aware of any business to be acted upon at the annual meeting other than the items described in this proxy statement. Your signed proxy, however, will entitle the persons named as proxy holders to vote in their discretion for any other matter that is properly presented at the meeting.

Who pays the cost of soliciting votes at the annual meeting?

This proxy solicitation is being made by our board of directors. All costs of this solicitation will be borne by our company. In addition to the use of the mails, proxies may be solicited personally or by telephone by some of the regular employees of our company. Our company may reimburse brokers, banks and other persons holding stock in their names, or in the names of nominees, for their expenses incurred in sending proxy materials to their principals and obtaining their proxies. Our company requests that brokerage houses and other custodians, nominees and fiduciaries forward the soliciting materials to the beneficial owners of the shares of common stock held of record by such persons.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting tabulations at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ending June 30, 2007.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

ITEM 1: ELECTION OF DIRECTORS

What am I voting on?

One of the purposes of this annual meeting is to elect six directors. In particular, you will be asked to elect (i) three directors in Class III to serve for a two-year term expiring at the 2009 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal, and (ii) two directors in Class I to serve for a three-year term expiring at the 2010 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The holder of our Series C Convertible Preferred Stock, voting separately as a single class, will be entitled to elect one additional member of our board of directors at this annual meeting, and has designated Jeremy W. Hobbs as the person it will elect as a Class I director.

What is the structure of our board and how often are directors elected?

Our board of directors currently consists of ten directors; however, the size of our board will be reduced to nine directors as Mr. Hoppner will not be standing for reelection. Our board of directors would like to thank Mr. Hoppner for his many years of service to our company. Our articles of incorporation divides the board into three classes of directors, with directors serving staggered terms of three years and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The present terms of Kathleen M. Evans, Jeremy W. Hobbs, John R. Loyack and Timothy R. Pestotnik, the four directors in Class III, and of Stanley Mayer and William F. Wright, the two continuing directors in Class I, expire at this annual meeting. Directors in Class II (Christopher H. Atayan, Raymond F. Bentele and Allen D. Petersen) have a term expiring at the time of the 2008 annual meeting of stockholders. Our board of directors has determined that Messrs. Bentele, Hobbs, Loyack, Mayer, Pestotnik and Petersen each satisfies the independence requirements of the American Stock Exchange (“AMEX”).

Who are this year’s nominees?

The nominating and corporate governance committee of our board of directors has designated Kathleen M. Evans, John R. Loyack and Timothy R. Pestotnik as the three nominees proposed for election as Class III directors and Stanley Mayer and William F. Wright as the two nominees proposed for election as Class I directors. Unless authority to vote for the nominees or a particular nominee is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of the above-named nominees. In addition, the holder of our Series C Convertible Preferred Stock, voting separately as a single class, is entitled to elect one additional member of our board of directors at this annual meeting and has designated Jeremy W. Hobbs as the person it will elect. Jeremy W. Hobbs currently serves as a Class III director, however, following his election at the annual meeting he will serve as a Class I director in order to provide for three directors in each class.

The following table sets forth certain information with respect to each person nominated for election as a director at the annual meeting, the director designee of the holder of our Series C Convertible Preferred Stock and each director whose term of office will continue after the annual meeting.

Name	Age	Position With our Company	Director Since
NOMINEES
Class III: Term to expire in 2009
Kathleen M. Evans	60	President, Director	1986
John R. Loyack	43	Director	2003
Timothy R. Pestotnik	46	Director	1998
Class I: Term to expire in 2010
Jeremy W. Hobbs	46	Director	2006
Stanley Mayer	61	Director	2002
William F. Wright	64	Chairman, Director	1986
DIRECTORS CONTINUING IN OFFICE
Class II: Term to expire in 2008
Christopher H. Atayan	46	Chief Executive Officer, Vice Chairman, Director	2004
Raymond F. Bentele	70	Director	2002
Allen D. Petersen	65	Director	1993

There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director except that the respective holders of our Series B Convertible Preferred Stock and Series C Convertible Preferred Stock each are entitled to vote separately as a single class in electing one member of our board of directors. Spencer Street Investments, Inc., the representative of the holder of our Series B Convertible Preferred Stock, has designated Christopher H. Atayan as the person elected by the holders of our Series B Convertible Preferred Stock to serve on our board of directors. Draupnir Capital, LLC, the holder of our Series C Convertible Preferred Stock, has designated Jeremy W. Hobbs as the person elected by the holders of our Series C Convertible Preferred Stock to serve on our board of directors.

What is the business experience of the nominees and of our continuing board members?

The business experience during the last five years of each person nominated for election as a director at the annual meeting and each director whose term of office will continue after the annual meeting is as follows:

Christopher H. Atayan became Chief Executive Officer of our company effective October 4, 2006. During fiscal 2006, Mr. Atayan served as our company’s Vice Chairman and Chief Corporate Officer and has been a director of our company since 2004. Mr. Atayan also is Chairman of Hotlink Incorporated and an executive consultant to Draupnir, LLC, the parent of Draupnir Capital, LLC. Mr. Atayan has served as the Senior Managing Director of Slusser Associates, a New York investment banking firm since 1988.

Raymond F. Bentele served as President and Chief Executive Officer of Mallincrodt, Inc. from 1981 until his retirement in 1992. He currently serves as a director of The Mosaic Company and Leggett & Platt, Incorporated.

Kathleen M. Evans became President of our company in February 1991. Prior to that time she served as Vice President of AMCON Corporation (the former parent of our company) from 1985 to 1991. From 1978 until 1985, Ms. Evans acted in various capacities with AMCON Corporation and its operating subsidiaries.

Jeremy W. Hobbs is the President and Chief Executive Officer of Draupnir, LLC, and has served as a founding member and executive officer of Draupnir, LLC from 2002 through December 2005. From 1987 to 2002, Mr. Hobbs was an attorney in the law firm of Krasnow, Cornbath and Hobbs in Chicago, Illinois where he served as managing partner from 1997 to 2002.

John R. Loyack currently is President and Chief Executive Officer of CPG International, Inc. Prior to serving in his current position, Mr. Loyack served as Senior Vice President and Chief Financial Officer and Vice President and Chief Accounting Officer at PNM Resources and Director of Financial Accounting and Reporting for Union Pacific Corporation.

Stanley Mayer has served as a consultant to various companies regarding financial and strategic planning matters since 2002. Mr. Mayer served as Chief Financial Officer for Donruss Playoff, Inc. from 2001 to 2002 and as Vice President of Southern Union Company from 1998 through 2001.

Timothy R. Pestotnik is an attorney and a partner in the law firm of Pestotnik + Gold, LLP. Prior to this, he was a partner and chair of the business litigation department at the law firm of Luce, Forward, Hamilton & Scripps, LLP.

Allen D. Petersen became Chairman of Draupnir LLC in June 2002. For over 10 years prior to that time, Mr. Petersen was Chairman and Chief Executive Officer of American Tool Companies, Inc.

William F. Wright has served as the Chairman and Chief Executive Officer of AMCON Corporation (the former parent of our company) since 1976, as Chief Executive Officer of our company from 1986 until October 4, 2006, and as Chairman of our company since 1986. From 1968 to 1984, Mr. Wright practiced corporate and securities law in Lincoln, Nebraska. Mr. Wright is a graduate of the University of Nebraska and Duke University School of Law.

What if a nominee is unwilling or unable to serve?

Each of the nominees listed in this proxy statement has indicated his willingness to serve as a director if elected, and the board of directors has no reason to believe that any nominee will be unavailable for election. If, for some unforeseen reason, a nominee who is to be voted on by the holders of our common stock becomes unwilling or unable to serve, it is intended that shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by our nominating and corporate governance committee, unless the authority to vote for all nominees or for the particular nominee who has ceased to be a candidate has been withheld. If the nominee to be voted on by the holder of our Series C Convertible Preferred Stock becomes unwilling or unable to serve, the holder of our Series C Convertible Preferred Stock would be entitled to designate a substitute nominee.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote “FOR” the election of Kathleen M. Evans, John R. Loyack and Timothy R. Pestotnik as Class III directors, and of Stanley Mayer and William F. Wright as Class I directors.

ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

What am I voting on?

Stockholders are being asked to ratify and approve the selection of McGladrey and Pullen, LLP as our independent registered public accounting firm for our 2007 fiscal year. The selection of McGladrey and Pullen, LLP was made by the audit committee of our board of directors. McGladrey and Pullen, LLP has served as our independent auditors since August 30, 2006. In connection with the audit of our 2007 fiscal year financial statements, our company entered into an engagement agreement with McGladrey and Pullen, LLP which sets forth the terms by which McGladrey and Pullen, LLP will perform audit services for our company. The ratification and approval by stockholders of the selection of McGladrey and Pullen, LLP effectively would also be a ratification of that agreement.

What services do the independent registered public accountants provide?

Audit services provided by McGladrey and Pullen, LLP for our 2006 fiscal year included the examination of the consolidated financial statements of our company and services related to periodic filings made with the Securities and Exchange Commission (“SEC”). These services are more fully described in this proxy statement under the captions “Audit Committee Report” and “Independent Auditor Fees and Services.”

Will a representative of McGladrey and Pullen, LLP be present at the meeting?

One or more representatives of McGladrey and Pullen, LLP are expected to be present at the annual meeting. Any such representative will have an opportunity to make a statement if he or she desires to do so and are expected to be available to respond to appropriate questions from stockholders.

What if this proposal is not approved?

Stockholder ratification and approval of the audit committee’s selection of McGladrey and Pullen, LLP as our independent registered public accounting firm is not required by any statute or regulation or by our bylaws. Nevertheless, if the stockholders do not ratify and approve the selection of McGladrey and Pullen, LLP at the annual meeting, the audit committee will reconsider the appointment. Submission of our selection of McGladrey and Pullen, LLP to the stockholders for ratification and approval will not limit the authority of the audit committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote “FOR” approval of the selection of McGladrey and Pullen, LLP.

ITEM 3: APPROVAL OF STOCK OPTION GRANT

What am I voting on?

On December 12, 2006, the compensation committee of our board of directors authorized the grant to our Chief Executive Officer, Christopher H. Atayan, of a non-qualified stock option for 25,000 shares of our common stock. A stock option is simply the right to purchase shares of common stock at a future date at a specified price per share, which we refer to as the “option price.” Authorization for this stock option grant was made subject to and contingent upon obtaining the approval of our stockholders for such grant. This grant would be made pursuant to a Nonqualified Stock Option Agreement entered into by our company and Mr. Atayan, which agreement is referred to in this proxy statement as the “Option Agreement.” We are submitting the Option Agreement, and the grant which it contemplates, for approval by our stockholders at the annual meeting. If such approval is not obtained, the stock option automatically will terminate. Stockholder approval of an equity-based compensation plan or arrangement such as the Option Agreement is necessary:

o	to enable the stock option grant to comply with the stockholder approval requirements for equity-based plans under the AMEX listing standards; and
o	to enable the stock option grant to be exempt from the short-swing profit disgorgement provisions of SEC Rule 16b-3.

The following description of the grant is necessarily general in nature and does not purport to reflect all of the terms of the Option Agreement pursuant to which such grant would be made. A copy of the Option Agreement is set forth in Appendix A to this proxy statement. The description of the Option Agreement contained herein is qualified in its entirety by reference to Appendix A.

What is the purpose for the stock option grant?

The purpose of the grant pursuant to the Option Agreement is to provide additional incentive for our Chief Executive Officer to promote the success of our business through sharing in the future growth of such business. Equity-based awards, such as this grant, also are intended to further align the interests of award recipients and with the interests of our stockholders.

Who is eligible to receive an option grant?

The only eligible participant in the Option Agreement is our Chief Executive Officer, Christopher H. Atayan. Mr. Atayan is both an officer of our company and a member of our board. He has a personal interest in the approval of the grant contemplated by the Option Agreement. The option is not assignable by Mr. Atayan.

How many shares are subject to the option grant

The aggregate number of shares of our common stock that may be issued pursuant to the exercise of the option granted under the Option Agreement is limited to 25,000 shares, subject to increase or decrease in the event of any change in our company’s capital structure. The shares of common stock to be delivered upon exercise of the option will be made available, at the discretion of our board of directors, from either our authorized but unissued shares of common stock or any shares of common stock held by our company as treasury shares.

What are the terms of the option?

Exercise Period. Generally, the exercise of the option granted under the Option Agreement is permitted only as follows: (i) no portion of the option may be exercised before December 12, 2007, (ii) up to one-third of the option (8,333.33 shares) may be exercised after December 12, 2007, (iii) an additional one-third of the option (8,333.33 shares) may be exercised after December 12, 2008, and (vi) the entire option may be exercised after December 12, 2009. In the event of a change of control (as that term is defined in the Option Agreement) the time at which the option may be exercised may be accelerated. Generally, a change of control is defined to take place when (a) there is a tender or exchange offer for shares of our common stock in which at least 50% of our outstanding voting stock is purchased, (b) there is a merger or consolidation involving our company in which our stockholders own less than 50% of the voting stock of the surviving corporation, (c) there is a sale or disposition of all or substantially all of our assets, (d) a person acquires at least 40% of our outstanding voting stock and, within two years after such acquisition, the persons who at the time of such acquisition constitute our board of directors cease to constitute a majority of our board, (e) any person or group acting together acquire 50% or more of our outstanding voting stock, or (f) our stockholders approve of any plan or proposal for the complete liquidation or dissolution of our company or for the sale of all or substantially all of our assets. In no event may the option be exercised after December 12, 2016.

Exercise Price. The exercise price of the option is $18.00 per share, which represents the closing trading price for our common stock on AMEX on the day immediately prior to the December 12, 2006 grant date. The per share market value of our common stock on March 1, 2007, computed by reference to the last sale price of our common stock on the AMEX, was $24.70. The option price may be paid in full in cash, or may be paid by Mr. Atayan’s tender of previously acquired shares of our common stock.

Effect of Termination of Employment, Death or Disability. If Mr. Atayan’s employment with our company is terminated for cause (as that term is defined in the Option Agreement), the option will expire immediately. The term “cause” is defined in the Option Agreement as any act or failure to act by Mr. Atayan that constitutes willful misconduct or gross negligence. If Mr. Atayan dies while he is our employee, the option may be exercised by his beneficiaries within twelve months after his death, to the extent it is exercisable. If Mr. Atayan becomes disabled while he is our employee, the option may be exercised by him within twelve months following the date of the disability, to the extent it is exercisable. If Mr. Atayan ceases to be our employee due to (i) his voluntary resignation, or (ii) the termination of the his employment without cause (as defined above), the option may be exercised by him within three months following the date of employment termination.

How would the option be affected by a changes in our capital structure?

In the event that there is any change in the capital structure of our company, including but not limited to a stock dividend, stock split, recapitalization, combination or reclassification of shares or other similar transaction, the number of shares of common stock subject to the option which remains unexercised will be subject to increase or decrease in order to prevent dilution or enlargement. The option exercise price also will be adjusted upon the occurrence of any of such events so that there will be no change in the aggregate option exercise price payable upon the exercise of the option.

What are the significant federal income tax consequences for the option?

The grant of the option under the Option Agreement will create no tax consequences for Mr. Atayan or our company. In general, upon exercising the option, Mr. Atayan must recognize ordinary income equal to the difference between the exercise price and the fair market value of shares of common stock on the date of the exercise; our company will be entitled to an income tax deduction for the same amount, subject to the possible applicability of the compensation deductibility limit of Section 162(m) of the Internal Revenue Code. Generally, there will be no tax consequence to our company in connection with a disposition of shares acquired by Mr. Atayan upon exercise of an option. The Option Agreement is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE ARE FOR GENERAL INFORMATION ONLY. NO INFORMATION IS PROVIDED AS TO THE STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE ACQUISITION OR EXERCISE OF OPTIONS GRANTED UNDER THE OPTION AGREEMENT OR THE SALE OF SHARES OF COMMON STOCK ACQUIRED UPON SUCH EXERCISE.

What are the specific benefits to Mr. Atayan of the option?

The table below sets forth the number of shares of our common stock covered by options granted under the Option Agreement to our Chief Executive Officer. No other person or group is being granted an option under the Option Agreement.

Name and Position	Dollar Value ($)*	Number of Units*
Christopher H. Atayan, Chief Executive Officer, Vice Chairman, Director	231,000	25,000

_____________________

*

Dollar value is determined in accordance with the Black-Scholes option valuation methodology, based on the assumption that the options were granted on December 12, 2006 and were not subject to stockholder approval or other condition.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote “FOR” approval of the grant to our Chief Executive Officer of an option for 25,000 shares of common stock pursuant to the Option Agreement.

ITEM 4: APPROVAL OF OUR 2007 OMNIBUS INCENTIVE PLAN

What am I voting on?

On March 7, 2007, the compensation committee of our board of directors authorized an equity incentive plan, which we refer to in this proxy statement as the “2007 Omnibus Incentive Plan” or the “Plan.” We are submitting the 2007 Omnibus Incentive Plan for approval by our stockholders at the annual meeting. Stockholder approval of an equity-based compensation plan or arrangement such as the Plan is necessary:

o	to enable the Plan to comply with the stockholder approval requirements for equity-based plans under the AMEX listing standards;
o	to enable equity-based awards under the Plan to be exempt from the short-swing profit disgorgement provisions of SEC Rule 16b-3;
o

for certain types of options granted under the Plan, known as incentive stock options, to be made eligible for the favorable income tax treatment afforded to optionees under Section 421 of the Internal Revenue Code; and

o

for certain forms of equity-based compensation under the Plan to be made eligible for the “performance-based compensation” exception to the $1 million compensation deduction limitation imposed under Section 162(m) of the Internal Revenue Code.

The following description of the 2007 Omnibus Incentive Plan is necessarily general in nature and does not purport to reflect all of the terms of the Plan. A copy of the Plan is set forth in Appendix B to this proxy statement. The description of the 2007 Omnibus Incentive Plan contained herein is qualified in its entirety by reference to Appendix B.

What is the purpose of the Plan?

The purpose of the Plan is to encourage employees of our company, its affiliates and subsidiaries to acquire a proprietary and vested interest in the growth and performance of our company. The Plan also is designed to assist our company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the success and profitability of our company. Equity-based awards also are intended to further align the interests of award recipients and with the interests of our stockholders.

Who is eligible to receive an option grant?

The eligible participants in the Plan are all employees of our company, its affiliates and its subsidiaries, including employees who are officers or members of our board of directors, and members of our board who are not employees of our company. Currently, there are approximately 850 officers and employees of our company, its affiliates and its subsidiaries. Since all members of our board of directors are eligible for awards under the Plan, each member of our board has a personal interest in the approval of the Plan.

Who would be responsible for administering the Plan?

The Plan may be administered by our board of directors or a committee consisting of two or more directors, as our board may determine, referred to in this proxy statement as the “Committee.” Currently, it is anticipated that our compensation committee will administer the Plan and serve as the Committee. All members of the Committee will be “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, and “non-employee directors” as defined by the SEC rules under the Securities Act of 1934. The Committee has the sole discretion to administer and interpret the Plan and determine who will be granted awards under the Plan, the size and types of such awards and the terms and conditions of such awards.

How many shares are subject to the option grant

The Plan permits the issuance of up to 150,000 shares of our common stock pursuant to awards granted under the Plan such as stock options, restricted stock awards, restricted stock units, performance share awards, as well as awards such as stock appreciation rights, performance units, performance shares, bonus share and dividend share awards payable in the form of common stock or cash. The shares that may be issued under the Plan are subject to increase or decrease in the event of any change in our company’s capital structure. The shares of common stock to be delivered upon exercise of the option will be made available, at the discretion of our board of directors, from either our authorized but unissued shares of common stock or any shares of common stock held by our company as treasury shares. The per share market value of our common stock on March 1, 2007, computed by reference to the last sale price of our common stock on the AMEX, was $24.70.

Stock Options. A stock option is the right to purchase shares of common stock at a future date at a specified price per share, which we refer to as the “option price.” An option may either be an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently from nonqualified stock options, and are subject to more restrictive terms. Incentive stock options may only be granted to employees of our company or a subsidiary. Both incentive stock options and nonqualified stock options may be granted under the Plan. The per-share exercise price of an option is set by the Committee and generally may not be less than the fair market value of a share of our common stock on the date of grant. Certain incentive stock options granted to individuals owning more than 10% of our company will be required to have a higher option price equal to at least 110% of the value of our common stock on the date of grant. Options granted under the Plan are exercisable at the times and on the terms established by the Committee. The maximum term of an option is ten years from the date of grant. The grant and the terms of incentive stock options will be restricted to the extent required by the Internal Revenue Code. The option price must be paid in full in cash, or the Committee also may permit payment of the option price by the tender of previously acquired shares of our common stock.

Stock Appreciation Rights. A stock appreciation right or “SAR” is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the stock appreciation right over the grant price of the stock appreciation right. When a Plan participant exercises a SAR, that participant will receive an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, common stock or combination thereof, in the discretion of the Committee. The Plan permits the grant of two types of SARs: freestanding SARs, tandem SARs, or any combination of the two. A freestanding SAR is a SAR that is granted independently of any stock option. A tandem SAR is a SAR that is granted in connection with a related stock option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly canceled). The Committee has complete discretion to determine the number of SARs granted to any participant and the terms and conditions pertaining to such SARs. The grant price will be at least equal to the exercise price of the related option in the case of a tandem SAR, or in the case of a freestanding SAR, the fair market value of a share of our common stock on the date of grant. The maximum term of a stock appreciation right will be determined by the Committee on the date of grant and may be determined by reference to the participant’s death, disability, voluntary resignation, cessation as a director, or termination of employment.

Restricted Stock and Restricted Stock Unit Grants. The Plan permits the grant of restricted stock or restricted stock unit awards. Restricted stock and restricted stock units may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of restricted stock or restricted stock units lapse over a period of time or according to such other criteria as the Committee deems appropriate, including the achievement of specific performance goals. Unless the Committee determines otherwise, during the period of time in which the shares of restricted stock are restricted, the participant to whom the shares have been granted will not have the right to vote the shares but will have the right to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

Performance Unit and Performance Shares. The Plan permits the grant of performance units and performance share awards which are bonuses payable in cash, common stock or a combination thereof. Each performance unit and performance share will represent the right of the participant to receive an amount based on the value of the performance unit/share, if performance goals established by the Committee are met. A performance unit will have a value based on such measurements or criteria as the Committee determines. A performance share will have a value equal to the fair market value of a share of our company common stock. When an award of these are granted, the Committee will establish a performance period during which performance will be measured. At the end of each performance period, the Committee will determine to what extent the performance goals and other conditions of the performance units/shares are met. If the holder of a performance unit/share ceases to be an employee after a performance period for any reason other than having been terminated for cause, such holder will be entitled to receive the full amount payable as soon as practicable after the award amount has been determined by the Committee. If the holder of a performance unit/share ceases to be an employee before the end of a performance period by reason of death or disability, such holder will be eligible to receive the amount of any award prorated to reflect the shortened performance period. If the holder of a performance unit/share is terminated for cause at any time before or after the end of a performance period, but before an award has been paid, such holder’s participation in the Plan will cease, and any performance units/shares and right to receive payment for any awards will be canceled.

Bonus Shares and Deferred Shares. The Plan permits the grant of shares to participants from time-to-time as a bonus. Such shares may be paid on a current basis or may be deferred and paid in the future. Our board of directors or the Committee may impose such conditions or restrictions on any such deferred shares as it may deem advisable, including time-vesting restrictions and deferred payment features.

Are the awards under the Plan transferable?

Awards under the Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and generally are exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Committee may permit awards to be transferred to certain persons or entities, including members of the recipient’s immediate family and charitable institutions, so long as such transfer is for no or nominal consideration.

How would awards under the Plan be affected by a changes in our capital structure?

If, without the receipt of consideration by our company, there is any change in the number or kind of shares of our common stock outstanding by reason of a stock dividend or any other distribution upon the shares payable in stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization, the maximum number of shares of our common stock available for grants, the maximum number of shares of our common stock that any individual participating in the Plan may be granted in any year, and the number of shares covered by outstanding grants will be appropriately adjusted to reflect any increase or decrease in the number of issued shares of our common stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such grants. Any fractional shares resulting from such adjustment will be rounded up to the nearest whole share. The purchase or exercise price payable by any plan participant with respect to any award also will be adjusted upon the occurrence of any of the events referred to above so that there will be no change in the aggregate price payable by such participant. The manner in which any adjustments are made will be determined by the Committee, and such determination will be final, binding and conclusive.

If our company undergoes a “change of control,” as that term is defined in the Plan, each option, share of restricted stock and other grant held by a non-employee director will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable or payable, as the case may be, as of the date of the change of control.

What are the specific benefits under the Plan?

As of the date of this proxy statement, no awards had been granted under the Plan. The number and dollar amount of benefits under the Plan that will be received by or allocated to our Chief Executive Officer and our other named executive officers, all executive officers as a group, all directors who are not executive officers as a group, each nominee for election as a director, each associate of any current director, executive officer or nominee, and all employees, including officers who are not executive officers, as a group therefore are not currently determinable.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote “FOR” approval of 2007 Omnibus Incentive Plan.

CORPORATE GOVERNANCE AND BOARD MATTERS

Communication with the Board

Stockholders may communicate with any director, including the Chairman of the Board and the chairman of any committee of the board, by sending a letter to the attention of the appropriate person (which may be marked as confidential) addressed to our corporate secretary at our corporate headquarters located at 7405 Irvington Road, Omaha, NE 68122. All communications received by the corporate secretary will be forwarded to the appropriate person. In addition, it is the policy of our board of directors that directors attend, and be available to discuss stockholder concerns, at the annual meeting. Upon receipt of a communication for the board or an individual director, the office of our corporate secretary will promptly forward any such communication to all the members of the board or the individual director, as appropriate. If a communication to an individual director deals with a matter regarding our company, our corporate secretary or appropriate officer will forward the communication to the entire board, as well as the individual director.

Neither the board nor a specific director is required to respond to a stockholder communication. To avoid selective disclosure, the board or the individual directors may respond to a stockholder’s communication only if the communication involves information which is not material or which is already public. In which case, the board, as a whole, or the individual director may respond, if at all:

o	Directly, following consultation with the office of our corporate secretary or other advisors, as the board determines appropriate;
o	Indirectly through the office of our corporate secretary or other designated officer, following consultation with our corporate secretary or other advisors, as the board determines appropriate;
o	Directly, without additional consultation; indirectly through the office of our corporate secretary or other designated officer, without additional consultation; or
o	Pursuant to such other means as the Board determines appropriate from time to time.

If the communication involves material non-public information, the board or individual director will not provide a response to the stockholder. Our company may, however, publicly provide information responsive to such communication if (following consultation with the office of our corporate secretary or other advisors, as the board determines appropriate) the board determines disclosure is appropriate. In which case, the responsive information will be provided in compliance with SEC Regulation FD and other applicable laws and regulations.

Consideration of Director Nominees

The nominating and corporate governance committee expects to identify nominees to serve as directors of our company primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and stockholders, including the holders of our Series B Convertible Preferred Stock and Series C Convertible Preferred Stock. The nominating and corporate governance committee has not established specific minimum qualifications for recommended nominees. As determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential director candidates is necessarily dynamic and an evolving process, the nominating and corporate governance committee believes that it is not always in the best interests of our company or its stockholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of our board and our company at a particular point in time. Accordingly, the nominating and corporate governance committee reserves the right to consider those factors as it deems relevant and appropriate, including the current composition of our board and its committees, the balance of management and independent directors, the need for audit committee expertise and the evaluations of other prospective nominees. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of our board and of each committee on which such director serves. As a matter of practice, the nominating and corporate governance committee does evaluate recommended nominees for directors based on their integrity, judgment, independence, financial and business acumen, relevant experience, and their ability to represent and act on behalf of all stockholders. Further, the nominating and corporate governance committee evaluates each potential nominee in the context of our board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In general, the nominating and corporate governance committee would expect to re-nominate incumbent directors who express an interest in continuing to serve on our board. In connection with this annual meeting, the nominating and corporate governance committee received from the holder of our Series C Convertible Preferred Stock its designation of Jeremy W. Hobbs as the person to be elected by the holders of our Series C Convertible Preferred Stock to serve on our board of directors. Draupnir Capital, LLC, the holder of our Series C Convertible Preferred Stock, is entitled to vote separately as a single class to elect one member of our board of directors. We refer you to the discussion below under the headings “Ownership of Our Common Stock by Our Directors and Executive Officers and Other Principal Stockholders” and “Certain Relationships and Related Transactions” for more information concerning Draupnir Capital’s ownership interest in our company and the issuance and sale of our Series C Convertible Preferred Stock.

Stockholders who wish the nominating and corporate governance committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the nominating and corporate governance committee in care of our corporate secretary at AMCON Distributing Company, 7405 Irvington Road, Omaha, NE 68122. All nominees, including those submitted by stockholders in accordance with these procedures, will be evaluated using generally the same methods and criteria described above, although those methods and criteria are not standardized and may vary from time to time. Stockholders also may submit director nominations to our company in accordance with the procedures described below under “Advance Notice of Stockholder Proposals.”

Meetings of the Board

During our 2006 fiscal year, our board of directors held ten meetings. With the exception of Messrs. Petersen and Loyack, each director attended at least 75% of the total meetings of the board of directors and of the committees of the board on which he or she served during the fiscal year. Our company’s directors discharge their responsibilities throughout the year, not only at such board of directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to our company.

Directors are encouraged by our company to attend our annual meeting of stockholders if their schedules permit, but our company does not otherwise have a policy regarding such attendance. All directors were present at the annual meeting of the stockholders held on March 15, 2005.

Committees of the Board

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. There currently are no other standing committees of our board of directors. Members of the audit committee, compensation committee and nominating and corporate governance committee serve at the pleasure of our board of directors.

Audit Committee . The members of our audit committee are John R. Loyack (chairperson), Timothy R. Pestotnik and Stanley Mayer. Our board of directors has determined that all members of the audit committee are independent directors under the listing standards adopted by the American Stock Exchange. In addition, our board of directors has determined that Mr. Loyack and Mr. Mayer qualify as “audit committee financial experts” under the rules of the SEC. The audit committee is responsible for reviewing our financial statements, audit reports, internal financial controls and the services performed by the independent registered public accounting firm, and for making recommendations with respect to those matters to our board of directors. A more complete description of the audit committee’s functions is provided in its charter, a copy of which is available on our internet website (www.amcon.com). The audit committee held 11 meetings during fiscal year 2006.

Compensation Committee. The members of our compensation committee are Stanley Mayer (chairperson), Raymond F. Bentele and John R. Loyack, each of whom our board of directors has determined to be independent under the listing standards adopted by the American Stock Exchange. It is responsible for reviewing and making recommendations to our board of directors with respect to compensation of executive officers. A more complete description of the committee’s functions is provided in its charter, copy of which is available on our internet website (www.amcon.com). The compensation committee held two meetings in fiscal year 2006.

Nominating and Corporate Governance Committee. The members of our nominating and corporate governance committee are Raymond F. Bentele (chairperson), John R. Loyack and Timothy Pestotnik, each of whom our board of directors has determined to be independent under the listing standards adopted by the American Stock Exchange. The nominating and corporate governance committee is responsible for making recommendations to our board of directors of persons to serve as directors of our company and as chairmen and members of our board committees. The nominating and corporate governance committee also is responsible for certain corporate governance practices, including the development of ethical conduct standards for our directors, officers and employees and an annual evaluation to determine whether our board of directors and its committees are functioning effectively. The nominating and corporate governance committee operates under a written charter, a copy of which is available on our internet website (www.amcon.com). The nominating and corporate governance committee met once during fiscal 2006 and met on January 16, 2007 for the purpose of reviewing candidates for the directorships to be voted on at this annual meeting.

Code of Ethics

Our board of directors has adopted a code of ethical conduct that applies to principal executive officers and senior financial officers, as required by Section 406 of the Sarbanes-Oxley Act of 2002. This code of ethical conduct is available to any stockholder who requests it by writing to our corporate secretary. It also is available on our internet website (www.amcon.com).

Compensation of Directors

Directors who are not employees of our company are paid according to the following annual scale with no payment of meeting fees:

Audit Committee – Chair	$40,000
Audit Committee – Member	$35,000
Nominating and Corporate Governance Committee – Chair	$35,000
All Other Outside Directors	$30,000

In addition, all directors are reimbursed for out of pocket expenses related to attending board and committee meetings. During fiscal 2006, Messrs. Loyack, Bentele and Mayer served on a special committee to the board of directors in connection with the contemplated sale of certain assets of our company to a company in which William F. Wright, our Chairman, would be an investor. As compensation for the additional services, each member of the special committee received $20,000.

Non-employee directors are eligible to receive awards of nonqualified stock options which entitle them to purchase shares of our common stock at an exercise price equal to the fair market value of the stock on the date of grant. Such option grants are recommended on an annual basis by our compensation committee, subject to approval by our board of directors. These stock options also have varying vesting schedules ranging up to five years and expire ten years after the date of grant. During fiscal year 2006, no stock options were issued to directors.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is currently or was formerly a company officer or employee. There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Securities Exchange Act of 1934.

EXECUTIVE OFFICERS

Executive officers of our company are appointed by the board of directors and serve at the discretion of the board. The following table sets forth certain information with respect to all executive officers of our company.

Name	Age	Position
William F. Wright	64	Chairman of the Board, Director
Christopher H. Atayan	46	Chief Executive Officer, Vice Chairman, Director
Kathleen M. Evans	60	President, Director
Philip E. Campbell	45	Senior Vice President of Planning and Compliance
Andrew C. Plummer	32	Vice President, Chief Financial Officer and Secretary

The business experience of the executive officers of our company (with the exception of those executive officers previously described under the caption “What is the business experience of the nominees and of our continuing board members?”) during the last five years is as follows:

Philip E. Campbell became the Senior Vice President of Planning and Compliance in January 2007. Mr. Campbell has provided consulting services to our company since 2004. Mr. Campbell was most recently the Chief Financial Officer of Franchise Concepts, Inc., a leading franchisor in the retail industry from 2001 to 2004. He has 23 years of accounting, finance and senior management experience in a number of industries and is an officer and director of Hotlink Incorporated.

Andrew C. Plummer became Acting Chief Financial Officer of our company in March 2006 and Chief Financial Officer in January 2007. Prior to his appointment as Acting Chief Financial Officer, he served our company as its Corporate Controller and Manager of SEC Compliance. Prior to joining our company in 2004, Mr. Plummer practiced public accounting for approximately seven years primarily with Deloitte and Touche, LLP.

Although not an executive officer of our company, Eric J. Hinkefent is an executive officer of two of our subsidiaries. His business experience during the last five years is as follows:

Eric J. Hinkefent has served as President of both Chamberlin’s Natural Foods, Inc. and Health Food Associates, Inc. since October 2001. Prior to that time he served as President of Health Food Associates, Inc. beginning in 1993. He has also served on the board of The Healthy Edge, Inc. from 1999 through 2003.

There is no arrangement or understanding between any executive officer and any other person pursuant to which such executive officer was selected as an officer except that under our Securities Purchase Agreement dated as of March 3, 2006 with Draupnir Capital, LLC relating to our sale of 80,000 shares of Series C Convertible Preferred Stock we agreed to reorganize the management of our company. In this regard, the Securities Purchase Agreement provided for the creation of a holding company Office of the Chairman under which William F. Wright was designated as Chairman, Christopher H. Atayan was designated as Vice Chairman and the Chief Financial Officer was to be designated by the holder of the Series C Convertible Preferred Stock. However, the Securities Purchase Agreement acknowledged that there is no limitation of our board’s discretion to elect or remove officers or otherwise manage the business and affairs of our company.

COMPANY PERFORMANCE

The following stock performance graph and table provide a comparison over the five-year period ending September 30, 2006 of the cumulative total return from a $100 investment in our company’s common stock with the stocks listed on the American Stock Exchange Composite Total Return Index and the Standard & Poor’s 600 Food Distributors Index.

The comparison of cumulative total returns presented in the above graph was plotted using the following index values and common stock price values:

	9/28/01	9/27/02	9/26/03	9/24/04	9/30/05	9/30/06
AMCON Distributing Company	$100.00	$118.55	$106.33	$78.28	$80.69	$49.96
AMEX Total Return Index	$100.00	$87.99	$112.81	$130.70	$154.58	$167.59
S&P 600 Food Distributors Index	$100.00	$66.44	$75.29	$71.95	$95.30	$79.09

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives. The compensation committee endeavors to establish total compensation packages for each executive officer that (i) fairly reflects the value of that executive officer’s services to our company and (ii) that will permit our company to attract, retain and motivate high quality individuals in its key executive positions. The committee’s specific objectives are to: (i) provide annual compensation that takes into account our company’s performance relative to its financial goals and objectives; (ii) align the financial interests of the executive officers with those of stockholders by providing equity-based long-term incentives; and (iii) offer a total compensation program for executive officers based on the level of responsibility of the executive’s position and necessary skills and experience relative to the other senior management positions and comparative compensation of similarly positioned executives and senior managers of peer companies.

Compensation Components and Process. Executive officer compensation for fiscal 2006 generally contains two principal components: (i) a base salary and (ii) a cash bonus. Mr. Wright’s and Mr. Hinkefent’s base salaries are also set forth in their employment agreements. The base salaries of other officers are determined as a function of their prior base salaries and the compensation committee’s view of base salary levels for executive officers with comparable positions and responsibilities in other companies. The compensation committee periodically compares base salaries paid to our company’s executive officers with those paid by other public companies engaged in similar industries and that generate revenues in the same range as our company. The compensation committee did not obtain such comparisons is establishing executive compensation for fiscal 2006.

The process utilized by the committee in determining executive officer compensation levels for all of these components is based upon the committee’s judgment and takes into account qualitative and quantitative factors. The compensation committee has adopted an executive compensation plan which established performance goals and criteria relating to the amounts of cash bonuses paid to its executive officers in future years.

The bonus portion of Mr. Wright’s, Mr. Atayan’s and Ms. Evans’s compensation is paid based upon their performance, as evaluated by the compensation committee and approved by the board of directors. In addition to bonuses paid in accordance with the executive compensation plan, the compensation committee may award additional bonus amounts on a discretionary basis if the compensation committee deems it to be appropriate. The bonus portion of Mr. Plummer’s, Mr. Hinkefent’s and Mr. Campbell’s compensation is paid on a discretionary basis based upon the Chief Executive Officer’s assessment of individual performance and the overall performance of our company during the most recently completed fiscal year with respect to stockholder value, stock price, sales growth and net income.

Prior to June 1, 2004, the compensation committee granted stock options on a discretionary basis to executives who met performance criteria. On that date our 1994 Stock Option Plan expired. As disclosed elsewhere in this proxy statement, subject to stockholder approval we propose again to provide equity-based long-term incentives as a component of our executive compensation program.

Compensation of Chairman and Former CEO. As discussed above, Mr. Wright’s base salary in fiscal 2006 was set by his prior employment agreement. It is the view of the compensation committee, based upon its periodic review of base salaries paid to chief executive officers of similarly situated companies, that Mr. Wright’s base salary is reasonable in relation to compensation paid by such other companies. Based on the performance criteria set forth in the executive compensation plan, Mr. Wright was awarded a cash bonus of $25,000, which was equal to 5.6% of his base salary for fiscal year 2006.

Compensation Committee

Stanley Mayer	Raymond F. Bentele	John R. Loyack

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following summary compensation table summarizes compensation information with respect to our chief executive officer and our four other most highly compensated executive officers for our most recent fiscal year. In this proxy statement, these individuals are referred to as our “named executive officers.” No other executive officers of our company earned salary and bonus in fiscal year 2006 in excess of the disclosure threshold established by federal securities laws.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	All Other Compensation ($) (2)
Christopher H. Atayan (3) CEO and Vice Chairman	2006 2005 2004	138,462 -- --	95,000 -- --	-- -- --	-- -- --
William F. Wright Chairman and former CEO	2006 2005 2004	447,500 435,000 421,730	25,000 -- 25,000	63,645 63,645 63,645	11,095 10,428 9,933
Kathleen M. Evans President	2006 2005 2004	364,000 354,000 331,430	60,000 25,000 104,430	-- -- --	17,907 10,240 9,417
Andrew Plummer (4) V.P., Secretary and CFO	2006 2005 2004	119,096 -- --	25,000 -- --	-- -- --	11,742 -- --
Eric J. Hinkefent President of HFA and CNF	2006 2005 2004	150,000 150,000 150,000	40,000 25,000 5,000	-- -- --	6,480 6,400 6,000
William R. Hoppner (5) Former Senior Vice President	2006 2005 2004	141,346 210,000 116,667	-- 26,260 --	12,500 -- --	6,704 8,346 --

________________________

(1)

Amount for fiscal 2006 consists of (i) the value of split dollar life insurance of $39,645 and (ii) auto allowance of $24,000 for Mr. Wright, and director fees of $12,500 for Mr. Hoppner. No disclosure is required in this column for any other named executive officer pursuant to applicable SEC regulations, as the aggregate value of items covered by this column does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus shown for the respective named executive officer.

(2)

These amounts for fiscal year 2006 consist of (i) contributions to our company’s Profit Sharing Plan of $10,000, $5,336, $10,000 and $6,480 for Mr. Wright, Mr. Plummer, Ms. Evans and Mr. Hinkefent, respectively, (ii) the values of term life insurance of $1,095 and $907 for Mr. Wright and Ms. Evans, respectively, and (iii) payout of accrued but unused vacation of $6,406 and $7,000 for Mr. Plummer and Ms. Evans, respectively.

(3)

In March 2006, Mr. Atayan was elected as our Vice Chairman and Chief Corporate Officer at an annualized base salary of $300,000. Effective October 4, 2006, Mr. Atayan was elected as our Chief Executive Officer at an annual salary of $385,000.

(4)

Mr. Plummer became a named executive officer in March 2006 with his appointment as the acting Chief Financial Officer at an annualized base salary of $130,000. He was elected as our Chief Financial Officer in January 2007 and currently has an annualized salary of $135,000.

(5)

Mr. Hoppner is now a director of our company. From February 2004 through April 2006 he served as our Senior Vice President. Prior to February 2004, Mr. Hoppner provided consulting services to our company and received consulting fees of $30,000 during fiscal 2004 (which are included in the reported salary).

During fiscal 2006, Mr. Campbell served as a consultant to our company and was paid $69,062 for those services, in addition to being reimbursed for $11,198 of expenses.

Stock Option Grants in Our 2006 Fiscal Year

Our company did not grant stock options to any of the named executive officers during fiscal year 2006, as our 1994 Stock Option Plan expired on June 1, 2004.

Option Exercises and Holdings

The following table sets forth information with respect to each named executive officer concerning the exercise of options during fiscal year 2006 and unexercised options held as of September 30, 2006.

Aggregated Option/SAR Exercises in last Fiscal Year and September 30, 2006 Option/SAR Values
Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs at September 30, 2006		Value of Unexercised In-the-Money Options/SARs at September 30, 2006(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Christopher H. Atayan	--	--	--	--	--	--
William F. Wright	--	--	--	--	--	--
Kathleen M. Evans	--	--	6,417	--	--	--
Andrew C. Plummer	--	--	--	--	--	--
Eric J. Hinkefent	--	--	917	--	--	--
William R. Hoppner	--	--	1,284	--	--	--

__________________

(1)	Based on the difference between the closing sale price of our common stock on September 30, 2006 and the exercise price of the options, the options reported had no value as of that date.

Equity Compensation Plan Information

The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of September 30, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders[1]	23,065	$30.54	--
Equity compensation plans not approved by security holders[2]	8,188	$30.85	--
Total. . . . . . . . . . . . . . . . . . . . . .	31,253	$30.62	--

_____________________

[1]	Our 1994 Stock Option Plan allowed for the issuance of up to 550,000 shares of common stock. On June 1, 2004, the 1994 Stock Option Plan expired.

[2]	Represents stock options to purchase 8,188 shares of common stock issued to non-employee directors as described in “Compensation of Directors.”

Long Term Incentive Plans and Other Matters

Our company does not maintain a long term incentive plan or pension plan (as defined in Item 402 of SEC Regulation S-K) for the named executive officers and has not repriced any options or stock appreciation rights for any named executive officers during the last fiscal year.

Employment and Other Compensatory Agreements

On September 26, 2006, our company entered into an agreement with William F. Wright replacing his January 1, 1998 employment agreement. This new agreement provides that Mr. Wright would cease to be our Chief Executive Officer at the earlier of December 31, 2006 or the appointment of a new Chief Executive Officer (which occurred on October 4, 2006 with the appointment of Christopher H. Atayan). This agreement provides that Mr. Wright will continue as Chairman of the Board through December 31, 2007, and then as Vice Chairman through December 31, 2009. Mr. Wright continued to receive compensation and other benefits under the 1998 employment agreement until December 31, 2006. Beginning January 1, 2007, Mr. Wright will be paid the same salary and benefits (including health insurance and auto allowance) as were paid on an annual basis as of the date of the new agreement, subject to increase as described below. Mr. Wright’s salary for 2007, 2008 and 2009 will be increased to take into account increases (but not decreases) in the cost of living from January 1, 2006 by increasing his salary as of the first day of 2007, 2008 and 2009 to an amount equal to $448,000 multiplied by the ratio of (a) the Consumer Price Index Seasonally Adjusted U.S. City Average For All Items For All Urban Consumers (1982–1984 = 100), which we refer to as the “CPI”, for the month ending before such first day to (b) the CPI as in effect on January 1, 2006. The CPI is published in the “Monthly Labor Review” of the Bureau of Labor Statistics of the United States Department of Labor.

Our company has entered into an employment agreement with Eric J. Hinkefent, the President of Health Food Associates, Inc. and Chamberlin Natural Foods, Inc. The agreement has a term which automatically is extended for one year each September 30th unless either our company or the Mr. Hinkefent delivers a notice of non-extension at least 90 days prior to the scheduled automatic renewal date. The agreement provides for a base salary in each year of the term thereof and provides that Mr. Hinkefent shall be eligible to receive a bonus of up to 75% of his base salary based upon performance as determined by the compensation committee. If the employment agreement terminates due to an Mr. Hinkefent’s disability or death, he or his personal representative is entitled to receive his base salary for a period of six months following the termination. If the employment agreement is terminated for reasons other than serious misconduct (as defined in the agreement), Mr. Hinkefent is entitled to receive a severance package equal to his current base salary plus his previous year’s bonus. Mr. Hinkefent was also eligible to participate in our company’s 1994 Stock Option Plan, prior to its expiration on June 1, 2004, and in other employee benefit plans maintained by our company, including health and life insurance plans. The agreement contains provisions under which Mr. Hinkefent has agreed to maintain the confidentiality of information concerning our company and its affairs and a covenant not to compete with our company for a period of one year after his employment with our company terminates.

Change of Control Agreements

On December 29, 2006, we entered into a change of control agreement with each of Christopher H. Atayan, our Chief Executive Officer, and Kathleen M. Evans, our President. Each such agreement is referred to in this section as an “Agreement.” The initial term of the Agreement extends for two years until December 31, 2008. Beginning on December 31, 2007 and each December 31 following, the Agreement term automatically will be extended for one additional year unless we give the applicable officer notice by September 30 of that year. In addition, if a change in control (as that term is defined in the Agreement) occurs during the term of the Agreement, the term of the Agreement will continue for a period of 24 months after the month in which such change in control occurred.

The Agreement requires Mr. Atayan or Ms. Evans, as applicable, to remain in our employ for a period of six months after a change in control, unless involuntarily terminated by us other than for cause (as that term is defined in the Agreement) or terminated by the officer for good reason (as that term is defined in the Agreement).

If a change of control occurs and the term of the Agreement has not expired, we will owe the applicable officer the following:

o

During any period prior to termination of employment that the officer fails to perform full-time duties as a result of disability, total compensation, including base salary, bonus and any benefits, will continue unaffected until either the officer returns to the full-time performance of duties or employment is terminated.

o

If the officer is terminated for cause or other than for good reason, we will pay the officer his or her full base salary through the date of termination plus all other amounts to which the officer is then entitled under any of our compensation or benefit plans.

o	If employment terminates by reason of death, benefits will be determined in accordance with our retirement, survivor’s benefits, insurance and other applicable programs and plans then in effect.
o	If employment is either terminated by our company (other than for cause or disability) or terminated by the officer for good reason, the officer will be entitled to the following benefits:
o	All accrued compensation and benefits.
o	Subject to adjustment, a severance payment in the form of a cash lump sum distribution equal to current annual compensation (as that term is defined in the Agreement) multiplied by two.
o

Subject to adjustment, life and health insurance benefits (for 24 months after termination or until the officer turns 65 if earlier) that are substantially similar to those received immediately prior to the date of termination. These benefits will be provided at a cost that is no greater than the amount paid for such benefits by active employees who participate in such company-sponsored welfare benefit plan or, if less, the amount paid for such benefits by the officer immediately prior to the event date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AMCON Corporation. William F. Wright, Kathleen M. Evans, Jeremy W. Hobbs and Allen D. Petersen are officers, directors or stockholders of AMCON Corporation, which is engaged in the beer distribution business in eastern Nebraska through a wholly owned subsidiary. AMCON Corporation provides our company with offices and administrative services and our company reimburses AMCON Corporation for a proportionate share of the costs of these offices and services based upon our respective usages. Our company paid AMCON Corporation $72,000 during fiscal 2006 under this arrangement. In fiscal 2007, it is anticipated that our company will pay AMCON Corporation $72,000 under this arrangement. Our company believes the terms on which AMCON Corporation supplies these offices and services to our company are no less favorable than would otherwise be available from unaffiliated parties.

Sale of Series C Convertible Preferred Stock to Draupnir Capital. On March 7, 2006, our company entered into a Securities Purchase Agreement dated as of March 3, 2006 with Draupnir Capital, LLC relating to our sale of 80,000 shares of Series C Convertible Preferred Stock in a private placement under Section 4(2) of the Securities Act of 1933, as amended. The Securities Purchase Agreement provided for a total cash purchase price of $2,000,000, or $25 per share. The proceeds from the sale of the Series C Convertible Preferred Stock was used to pay down our company’s existing secured credit facilities from LaSalle Bank National Association. As a part of the Series C Convertible Preferred Stock transaction, our company agreed to increase the size of the board and to cause Draupnir Capital’s nominee, Jeremy W. Hobbs, to be elected to fill the resulting vacancy. In connection with any vote or meeting of our stockholders at which directors are to be elected, our company has agreed that it will nominate Draupnir Capital’s nominee and will use its reasonable best efforts to cause such nominee to be elected to our board. Draupnir Capital is a wholly owned subsidiary of Draupnir, LLC. Allen D. Petersen and Jeremy W. Hobbs are members and managers of Draupnir, LLC, and Mr. Hobbs serves as its Chief Executive Officer. Christopher H. Atayan is an executive consultant to Draupnir, LLC.

Lending Arrangements. Our company’s Chairman, William F. Wright, has personally guaranteed repayment of the facility and the term loans. However, the amount of his guaranty is capped at $10.0 million and is automatically reduced by the amount of the repayment on Term Loan B and certain other deductions, which resulted in the guaranteed principal outstanding being reduced to $6.2 million as of January 25, 2007. AMCON will pay our company’s Chairman an annual fee equal to 2% of the guaranteed principal in return for the personal guarantee.

During fiscal 2006, Draupnir, LLC, a private equity firm whose members include Allen D. Petersen and Jeremy W. Hobbs, both directors of our company, extended a $750,000 loan to our company’s subsidiary, Trinity Springs, Inc. (“TSI”). During fiscal 2005, Allen D. Petersen extended a $1,000,000 revolving line of credit to TSI. Additionally, AMCON Corporation, Aristide Investments, L.P. and Draupnir, LLC lent TSI $500,000, $250,000 and $250,000, respectively during fiscal 2005. Aristide Investments, L.P. is a California limited partnership of which our Chairman, William F. Wright, is a partner.

Our company’s Chairman, William F. Wright, has also guaranteed certain payments in connection with our company’s acquisition of TSI in fiscal 2004, but is not being paid a fee in connection with this guarantee.

INDEPENDENT AUDITOR FEES AND SERVICES

Independent Auditor Fees and Services

The following table presents fees for professional audit services rendered by our independent registered public accounting firms for the audit of our annual financial statements for our 2005 and 2006 fiscal years, and fees billed for other services rendered by our independent registered public accounting firms during such fiscal years. All audit and non-audit services provided to our company by our independent registered public accounting firms were approved by our audit committee.

Type of Fee	2005	2006

Audit Fees (1)	$989,685	$459,000
Audit-Related Fees (2)	$14,675	$34,200
Tax Fees (3)	$125,621	$55,786
All Other Fees	$39,510	$6,030
Total	$1,169,491	$555,016

________________

(1)

Audit Fees, including those for audits, include the aggregate fees paid by us during our 2005 and 2006 fiscal years for professional services rendered for the audit of our annual financial statements, as well as the review of financial statements included in our quarterly reports on Form 10-Q and the audit of our annual financial statements included in our amendment of our fiscal 2004 annual report on Form 10-K that occurred in fiscal 2005.

(2)

Audit Related Fees include the aggregate fees paid by us during our 2005 and 2006 fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees, including services provided with respect to the audit of our company’s employee benefit plans and with respect to business acquisitions and compliance with Sarbanes-Oxley Act and related regulatory matters.

(3)

Tax Fees include the aggregate fees paid by us during our 2005 and 2006 fiscal years for professional services rendered for preparation of tax returns, research and general advice relating to tax issues and compliance.

In making its determination regarding the independence of Deloitte & Touche, LLP and McGladrey and Pullen, LLP, respectively, our audit committee considered whether the provision of the services for which we incurred the “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” was compatible with maintaining such independence.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Pursuant to its charter, the audit committee of our board of directors is responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement or relationship between our company and its independent auditors. Our engagement of McGladrey and Pullen, LLP to conduct the audit of our company for our 2006 fiscal year was approved by the audit committee on August 30, 2006. Additionally, each permissible non-audit engagement or relationship between our company and our independent registered public accounting firms entered into since September 30, 2005 has been reviewed and approved by the audit committee. All audit-related, tax and all other fees were pre-approved by the audit committee. We have been advised by McGladrey and Pullen, LLP that substantially all of the work done in conjunction with its audit of our financial statements for the most recently completed fiscal year was performed by permanent full time employees and partners of McGladrey and Pullen, LLP.

The audit committee of our board of directors has adopted the following guidelines regarding the engagement of our independent registered public accounting firm to perform services for our company:

The audit committee will pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for our company by its independent registered public accounting firm, subject to the exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which must be approved by the audit committee prior to the completion of the audit.

Change in our Independent Auditor

On August 30, 2006, our audit committee appointed McGladrey and Pullen, LLP as our independent registered public accounting firm to audit our financial statements as of and for the year ended September 30, 2006.

On August 28, 2006, our independent registered public accounting firm, Deloitte & Touche, LLP provided the chairman of our audit committee with the oral communication that it would decline to stand for re-election as our independent registered accounting firm if asked to do so by our company. Deloitte & Touche’s reports on our company’s financial statements for our 2004 and 2005 fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte & Touche’s report, dated August 21, 2006, on our company’s September 30, 2005, September 24, 2004 and September 26, 2003 financial statements included an explanatory paragraph regarding litigation relating to our June 2004 purchase of Trinity Springs, Inc. and an explanatory paragraph relating to the restatement of our company’s 2004 financial statements. Additionally, Deloitte & Touche’s report dated January 7, 2005, (August 19, 2005 as to the effects of a subsequent event and as to the effects of restatements of our company’s 2004 and 2003 financial statements) on our company’s September 24, 2004, September 26, 2003 and September 27, 2002 financial statements included an explanatory paragraph related to the restatements of our company’s 2004 and 2003 financial statements.

During our 2004 and 2005 fiscal years and the subsequent interim period to August 28, 2006, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

During our 2004 and 2005 fiscal years and the subsequent interim period to August 28, 2006, there have been no events of the type required to be reported pursuant to Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended, except that Deloitte & Touche and our company identified material weaknesses in our company’s internal control over financial reporting related to (i) inventory accounting errors that occurred at one of our subsidiaries, (ii) the application of accounting literature for discontinued operations, (iii) insufficient levels of appropriately qualified and trained personnel in the accounting office of a subsidiary, (iv) insufficient oversight and review of disclosure controls and procedures of our subsidiaries and (v) our company’s disclosure controls and procedures with respect to the application of accounting guidance in certain Emerging Issues Task Force applications and other accounting standards relating to financing transactions, including the transaction’s impact on diluted earnings per share. The material weaknesses have previously been disclosed in our periodic filings on Forms 10-K and Forms 10-Q, and amendments thereto, filed with the SEC. The material weaknesses resulted in the restatement of our company’s financial statements.

AUDIT COMMITTEE REPORT

The audit committee of our board of directors currently is composed of three members of our board of directors, all of whom meet the independence requirements of the SEC and the AMEX. The audit committee operates under a written charter adopted by our board of directors, and assists the board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by our independent registered public accounting firm. The audit committee also selects our company’s independent registered public accounting firm, which selection is then submitted to our stockholders for ratification.

Management is responsible for our company’s internal controls and the financial reporting process. Our independent registered public accounting firm, McGladrey and Pullen, LLP, is responsible for performing an independent audit of our company’s consolidated financial statements and issuing an opinion on the conformity of those audited consolidated financial statements with U. S. generally accepted accounting principles. The audit committee’s responsibility is to monitor and oversee these processes and to report to our board of directors on its findings.

In this context, the audit committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the audit committee that our company’s September 30, 2006 consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The audit committee has reviewed and discussed these consolidated financial statements with management and the independent registered public accounting firm. The audit committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Professional Standards, as amended, and the SEC’s Rule 2-02 under Regulation S-X.

Our company’s independent registered public accounting firm also provided to the audit committee the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the audit committee discussed with the independent registered public accounting firm that firm’s independence. The audit committee has considered whether the services provided under other non-audit services are compatible with maintaining the independence of McGladrey and Pullen, LLP.

The members of the audit committee are not professionally engaged in the practice of auditing or accounting. Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions referred to above do not assure that the audit of our company’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that our company’s auditors are in fact “independent”.

Based upon the audit committee’s discussion with management and the independent registered public accounting firm, and the audit committee’s review of the representation of management and the report of the independent registered public accounting firm to the audit committee, the audit committee recommended that our board of directors include the audited consolidated financial statements in our company’s annual report on Form 10-K for the year ended September 30, 2006 to be filed with the SEC.

The Audit Committee

John R. Loyack	Stanley Mayer	Timothy R. Pestotnik

OWNERSHIP OF OUR COMMON STOCK BY OUR DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PRINCIPAL STOCKHOLDERS

The table below sets forth information, as of February 2, 2007 (unless otherwise indicated below), with respect to the beneficial ownership of shares of all series of our common stock by:

o	each person known to our company to own beneficially more than 5% of the aggregate number of the outstanding shares of our common stock;
o	our chief executive officer and each of the other named executive officers;
o	each of our directors and director nominees; and
o	our executive officers and directors as a group.

Also reported as of that date is the beneficial ownership by such persons of our Series C Convertible Preferred Stock, for which limited voting rights may be exercised at this annual meeting. Each of the persons, or group of persons, in the table below has sole voting power and sole dispositive power as to all of the shares of our common stock shown as beneficially owned by them, except as otherwise indicated.

	Common Stock		Series C Convertible Preferred Stock
Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percent of Shares Outstanding	Number of Shares and Nature of Beneficial Ownership	Percent of Shares Outstanding
Directors and Executive Officers:
William F. Wright (1)	148,958	27.4%	--	--
Christopher H. Atayan (2)	8,169	1.5%	--	--
Kathleen M. Evans (3)	30,839	5.8%	--	--
Philip E. Campbell	--	--	--	--
Andrew C. Plummer	--	--	--	--
Eric J. Hinkefent (4)	917	*	--	--
Raymond F. Bentele (5)	834	*	--	--
Jeremy W. Hobbs (6)	37,977	7.2%	--	--
John R. Loyack (7)	834	*	--	--
Stanley Mayer (8)	834	*	--	--
Timothy R. Pestotnik (9)	40,049	7.6%	--	--
Allen D. Petersen (10)	266,323	35.8%	80,000	100%
All directors and executive officers as a group (13 persons)	466,706	59.8%	80,000	100%
Other Principal Stockholders:
Alexander Dawson Foundation (11)	81,135	13.3%	--	--
Ane Patterson Shields (12)	26,797	5.1%	--	--
Draupnir, LLC/ Draupnir Capital, LLC (13)	212,826	28.8%	80,000	100%
The Lifeboat Foundation (14)	37,849	7.2%	--	--

____________________

*	Signifies less than 1%
(1)

The shares reported include 16,496 shares of common stock issuable upon conversion of 20,000 shares of our Series A Convertible Preferred Stock at a price of $30.31 per share, which are held in the name of Aristide Investments, L.P. Also includes 10,291 shares of common stock held by AMCON Corporation, as to which Mr. Wright shares voting and dispositive power. The information provided is based on the Schedule 13D filed with the SEC on September 20, 2006. Mr. Wright’s address is 7405 Irvington Road, Omaha, NE 68122.

(2)	The shares reported include 8,114 shares of common stock issuable upon conversion of shares of shares of convertible preferred stock at the option of the holder.
(3)	The shares reported include options to purchase 6,417 shares of common stock at an average exercise price of $20.46 per share which may be exercised currently.
(4)	The shares reported include options to purchase 917 shares of common stock at an exercise price of $45.68 per share which may be exercised currently.
(5)	The shares reported include options to purchase 834 shares of common stock at an exercise price of $27.00 per share which may be exercised currently.
(6)	The shares reported include 37,849 shares of common stock held by the Lifeboat Foundation, over which Mr. Hobbs may be deemed to share voting power as a director.
(7)	The shares reported include options to purchase 834 shares of common stock at an exercise price of $28.26 per share which may be exercised currently.

(8)	The shares reported include options to purchase 834 shares of common stock at an exercise price of $26.88 per share which may be exercised currently.
(9)

The shares reported include 37,849 shares of common stock held by the Lifeboat Foundation, over which Mr. Pestotnik may be deemed to share voting power as a director, and options to purchase 1,284 shares of common stock at an average exercise price of $40.33 per share which may be exercised currently.

(10)

The shares reported include 146,842 shares of common stock issuable upon conversion of 80,000 shares of Series C Convertible Preferred Stock at a price of $13.62 per share and 16,496 shares of common stock issuable upon conversion of 20,000 shares of Series A Convertible Preferred Stock at a price of $30.31 per share, each held by Draupnir Capital, LLC, and 49,488 shares of common stock that would be issued upon conversion of 60,000 shares of Series A Convertible Preferred Stock held by Draupnir, LLC, for which the Mr. Petersen has shared dispositive and voting power, 3,118 shares of common stock issuable upon the exercise of all options held by Mr. Petersen and 2,240 shares of common stock held by the 2003 Allen D. Petersen Irrevocable Trust, over which Mr. Petersen has sole voting power as sole trustee. Also includes 10,291 shares of common stock held by AMCON Corporation, as to which Mr. Petersen shares voting and dispositive power. In addition, the shares reported include 37,849 shares of common stock held by the Lifeboat Foundation over which Mr. Petersen may be deemed to share voting power as a director, but as to which Mr. Petersen disclaims beneficial ownership. The information provided is based on the Schedule 13D filed with the SEC on September 20, 2006. Mr. Petersen’s address is 515 North State Street, Suite 2650, Chicago, IL 60610.

(11)

The shares reported are issuable upon conversion of shares of our Series B Convertible Preferred Stock, held by Spencer Street Investments, Inc. (a wholly-owned subsidiary of Alexander Dawson, Inc., which is wholly-owned by Alexander Dawson Foundation). The information provided is based on the Schedule 13D filed with the SEC on November 12, 2004. The holder’s address is 4045 South Spencer Street, Suite 312, Las Vegas, NV 89119.

(12)	The information provided is based on the Schedule 13G filed with the SEC on February 14, 2001. The holder’s address is 3055 St. Thomas Drive, Missoula, MT 59803.
(13)

The shares reported include 146,842 shares of common stock issuable upon conversion of 80,000 shares of our Series C Convertible Preferred Stock at a price of $13.62 per share and 49,488 shares of common stock issuable upon conversion of 60,000 shares of Series A Convertible Preferred Stock at a price of $30.31 per share, in each case, held by Draupnir, LLC, and 16,496 shares of common stock issuable upon conversion of 20,000 shares of Series A Convertible Preferred Stock at a price of $30.31 per share, held by Draupnir, LLC’s subsidiary, Draupnir Capital LLC. The information provided is based on the Schedule 13D filed with the SEC on September 20, 2006. The address of each holder is 515 North State Street, Suite 2650, Chicago, IL 60610.

(14)

The information provided is based on the Schedule 13D filed with the SEC on September 20, 2006. Mr. Petersen, Mr. Hobbs and Mr. Pestotnik each are members of Lifeboat’s Board of Directors. The holder’s address is 515 North State Street, Suite 2650, Chicago, IL 60610.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of any class of equity securities of our company registered pursuant to Section 12 of the Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership in such securities and other equity securities of our company. SEC regulations require directors, executive officers and greater than 10% stockholders to furnish our company with copies of all Section 16(a) reports they file.

To our knowledge, based solely on review of the copies of such reports furnished to our company and written representations that no other reports were required, during our 2006 fiscal year, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were complied with on a timely basis, except as follows: Jeremy W. Hobbs and Allen D. Petersen each was required to file a late Form 3 and Form 4, respectively, for a transaction that occurred on March 6, 2006, and Jeremy W. Hobbs, Allen D. Petersen and William F. Wright each was required to file a late Form 4 for a transaction that occurred on August 31, 2006.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

It is anticipated that the 2008 annual meeting of stockholders will be held on February 21, 2008. Stockholders may propose actions for consideration at the 2008 annual meeting by either presenting them for inclusion in our company’s proxy statement or by undertaking the solicitation of votes independent of our proxy statement. Any stockholder who intends to present a proposal at the 2008 annual meeting must deliver the proposal to our company at AMCON Distributing Company, 7405 Irvington Road, Omaha, NE 68122, Attention Secretary by the applicable deadline below:

o

If the stockholder proposal is intended for inclusion in our proxy materials for that meeting pursuant to SEC Rule 14a-8, our company must receive the proposal no later than November 10, 2007. Such proposal must also comply with the other requirements of the proxy solicitation rules of the SEC.

o

If the stockholder proposal is to be presented without inclusion in our company’s proxy materials for that meeting, our bylaws require that our company receive notice of the proposal no later than January 17, 2008. In addition, the stockholder must comply with the other advance notice provisions of our company’s bylaws. See “Advance Notice of Stockholder Proposals” below.

Proxies solicited in connection with the 2008 annual meeting of stockholders will confer on the appointed proxies discretionary voting authority to vote on stockholder proposals that are not presented for inclusion in the proxy materials unless the proposing stockholder notifies our company by January 17, 2008 that such proposal will be made at the meeting.

ADVANCE NOTICE OF STOCKHOLDER PROPOSALS

Under our bylaws, any stockholder wishing to submit a proposal for presentation at an annual meeting may do so by complying with its provisions, including proving written notice to our corporate secretary of the proposal within the specified time period (March 16, 2007 for this annual meeting). Any nominations, other than those made by or on behalf of our board of directors, and any proposal by any stockholder to transact any business at an annual or special stockholders’ meeting, must be made by written notice mailed by certified mail to our corporate secretary. In the case of an annual meeting of stockholders, such notice must be received by our corporate secretary no later than 35 days prior to the date of the annual meeting; except that if less than 35 days’ notice of the annual meeting is given to the stockholders, such notice must be received by our corporate secretary not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. In the case of a special meeting of stockholders, the stockholder’s written notice of proposed business or nomination must be received by our corporate secretary not later than the close of business on the tenth day following the day on which (i) notice of the date of the special meeting was mailed or (ii) public disclosure of the date of the special meeting was made, whichever occurs first. A stockholder’s proposal to transact any business at an annual or special stockholders’ meeting should set forth: (i) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting; (ii) the name and address of the stockholder proposing such business; (iii) the number of shares of our company’s stock beneficially owned by such stockholder; and (iv) any material interest of such stockholder in the business matter being proposed. A notice of nominations by stockholders must set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of our company’s stock which are beneficially owned by each such nominee and the nominating stockholder and (iv) any other information concerning the nominee that must be disclosed regarding nominees in proxy solicitations pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules under such section. Only stockholders of record as of the record for the annual meeting are entitled to bring business before the annual meeting or make nominations for directors. We urge you to examine our bylaws for the advance notice provisions, including a complete listing of the information required to be included in any such notice. You may request a copy of our bylaws by following the instructions for obtaining exhibits to our annual report below under “Additional Information.” You may contact our corporate secretary at AMCON Distributing Company, 7405 Irvington Road, Omaha, NE 68122, Attention Secretary.

ADDITIONAL INFORMATION

Our company filed its annual report on Form 10-K for our 2006 fiscal year with the SEC on December 29, 2006. A copy of our annual report, including audited financial statements and the report thereon by McGladrey and Pullen, LLP, accompanies this proxy statement.

We are sending without charge to each stockholder as of the record date for the annual meeting a copy of our annual report on Form 10-K for our fiscal year ended September 30, 2006, including the financial statements and the schedules thereto but excluding exhibits. Our company will provide a copy of any exhibit to the Form 10-K report to any such person upon written request and the payment of our reasonable expenses in furnishing such exhibits. A request for such exhibits should be sent in writing to AMCON Distributing Company, 7405 Irvington Road, Omaha, NE 68122, Attention: Secretary. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock of our company on the February 21, 2007 record date for the annual meeting. You may read and download our Form 10-K, including exhibits, as well as our other SEC filings over the internet from several commercial document retrieval services as well as from the SEC’s internet website (www.sec.gov).

None of the information set forth in this proxy statement under the headings “Report of Compensation Committee on Executive Compensation,” “Audit Committee Report” or “Company Performance” is deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “1934 Act”), and this information will not be deemed to be incorporated by reference into any prior or subsequent filing by our company under the Securities Act of 1933 or the 1934 Act.

BY ORDER OF THE BOARD OF DIRECTORS,
Andrew C. Plummer
Secretary

Omaha, Nebraska

March 9, 2007

APPENDIX A

AMCON DISTRIBUTING COMPANY

NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT (“Agreement”), is made and entered as of December 12, 2006 (the “Granting Date”), by and between AMCON Distributing Company, a Delaware corporation (the “Company”), and Christopher H. Atayan (the “Optionee”).

RECITALS

A.            The Optionee is the Chief Executive Officer of the Company and the Company wants to grant the Optionee options to purchase shares of common stock of the Company (the “Common Stock”) with respect to the Optionee’s employment with the Company in order to more fully align the interests of the Optionee with the interests of the Company’s stockholders as well as provide additional incentive for the Optionee to promote the success of its business through sharing in the future growth of such business.

B.            The Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) has granted the Optionee an option to purchase shares of Common Stock on the terms and conditions set forth in this Agreement, which option is subject to and contingent upon obtaining the stockholder approval contemplated by Section 1 hereof at the next Annual Meeting of Stockholders, and if such stockholder approval is not obtained, this option shall automatically terminate.

C.            This Agreement is granted to the Optionee, and the shares issuable upon exercise of the option shall be issued, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D thereunder.

AGREEMENT

In consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.	Grant of Option.

(a)           The Company hereby grants to the Optionee as a matter of separate inducement in connection with the Optionee’s employment, but not in lieu of any salary or other compensation for the Optionee’s services, the option (the “Option”) to purchase from the Company, at the times and on the terms and conditions hereinafter set forth, all or part of an aggregate of 25,000 shares of Common Stock at the purchase price of $18.00 per share, which represents the closing trading price of the Company’s Common Stock on the American Stock Exchange (“AMEX”) on the day immediately prior to the Granting Date. Notwithstanding any other provision of this Agreement, in order to satisfy the requirements of Section 711 of the AMEX Company Guide, the Option granted under this Agreement shall be automatically terminated in the event that it is submitted for approval by the holders of a majority of the shares of common stock of the Company voting (the “Requisite Stockholder Approval”) at the next Annual Meeting of Stockholders of the Company that is held after the date hereof and the Requisite Stockholder Approval is not obtained at such meeting.

(b)          Exercises of this Option may be honored by issuing authorized and unissued shares of Common Stock or, at the election of the Company, by transferring shares of Common Stock which may at the time be held by the Company as treasury shares.

(c)           The Option granted hereunder is a non-qualified stock option and is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, from time to time (the “Code”).

2.            Terms of Option. The Option granted hereunder may be exercised from time to time by the Optionee by giving written notice of exercise to the Company specifying the number of shares to be purchased, and by payment of the purchase price therefor by either (i) cash or check to the order of the Company, or (ii) shares of stock of the Company having a fair market value equal to the purchase price on the exercise date, subject, however, to the following restrictions:

(a)           Notwithstanding any provision of this Agreement to the contrary, the Option may not be exercised after the tenth anniversary of the date of this Agreement (the “Expiration Date”).

(b)           Subject to Sections 7 of this Agreement, the Option is exercisable only in the following maximum amounts: (i) no portion of this Option may be exercised before the first anniversary of the Granting Date, (ii) up to one-third of this Option (8,333.33 shares) may be exercised after the first anniversary of the Granting Date, (iii) up to two-thirds of this Option (16,666.66 shares) may be exercised after the second anniversary of the Granting Date and (vi) all of this Option may be exercised after the third anniversary of the Granting Date. Notwithstanding the above sentence, but subject to Section 7 of this Agreement, if there is a Change of Control of the Company and the surviving, continuing, successor or purchasing corporation, partnership, limited liability company, association, trust, or other entity does not agree to assume the Option or replace the Option with an option, then this Option will become fully exercisable. For purposes of this Section 2(b), a “Change of Control” means any of the following:

(i)            the making of a tender or exchange offer by any person or entity or group of associated persons or entities (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) (a “Person”) (other than the Company or its subsidiaries) for shares of Common Stock pursuant to which purchases are made of securities representing at least fifty percent (50%) of the total combined voting power of the then issued and outstanding voting stock of the Company;

(ii)           the merger or consolidation of the Company with, or the sale or disposition of all or substantially all of the assets of the Company to, any Person other than (A) a merger or consolidation which would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving or parent entity) fifty percent (50%) or more of the total combined voting power of the voting stock of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly (as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934), of securities representing fifty percent (50%) or more of the total combined voting power of the Voting Stock of the Corporation outstanding immediately after such merger or consolidation;

(iii)         if, at any time within a two-year period following the acquisition by any Person of direct or indirect beneficial ownership (as determined under Rule 13d-3 promulgated under the Exchange Act), in the aggregate, of securities of the Company representing forty percent (40%) or more of the total combined voting power of the then issued and outstanding voting stock of the Company, the persons who at the time of such acquisition constitute the Board of Directors cease for any reason whatsoever to constitute a majority of the Board of Directors;

(iv)          the acquisition of direct or indirect beneficial ownership (as determined under Rule 13d-3 promulgated under the Exchange Act), in the aggregate, of securities of the Corporation representing fifty percent (50%) or more of the outstanding voting stock of the Company by any person or group of persons acting in concert; or

(v)           the approval by the shareholders of the Company of any plan or proposal for the complete liquidation or dissolution of the Company or for the sale of all or substantially all of the assets of the Company.

3.	Effect of Termination of Service, Death, Disability or Voluntary Resignation.

(a)           Termination/Removal for Cause. If the Optionee ceases to be an employee due to the termination of the Optionee’s employment for Cause (as defined below), the Option will expire immediately and will thereafter be void for all purposes. For purposes of this Agreement, “Cause” means any act or failure to act by the Optionee that constitutes willful misconduct or gross negligence.

(b)           To the extent exercisable in accordance with Section 2, the Option granted herein will remain exercisable for the following periods of time after an Optionee ceases to be an employee on account of the Optionee’s death, disability, voluntary resignation or on account of having been terminated as an employee without Cause (as defined above). In no event may the Option be exercised after the Expiration Date.

(i)           Death. If the Optionee dies while he is an Employee, the Option, to the extent exercisable, may be exercised by the Optionee’s beneficiaries entitled to do so within twelve months following the date of the Optionee’s death.

(ii)          Disability. If the Optionee becomes disabled while he is an Employee, the Option, to the extent exercisable, may be exercised by the Optionee within twelve months following the date of the Optionee’s disability.

(iii)         Termination Without Cause or Voluntary Resignation. If the Optionee ceases to be an Employee due to (A) the Optionee’s voluntary resignation, or (B) the termination of the Optionee’s employment without Cause (as defined above), the Option may be exercised by the Optionee within three months following the date of the Optionee’s termination of employment.

4.            Not an Employment Contract. Nothing herein contained is to be construed as requiring the Company or any affiliate of the Company to employ the Optionee for any specific period.

5.            Nonassignability. Except as otherwise herein provided, the Option herein granted and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and may not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option herein granted, or of any right or privilege conferred hereby, or upon the levy of any attachment or similar process upon the rights and privileges conferred hereby, contrary to the provisions hereof, the Option and the rights and privileges conferred hereby will immediately become null and void.

6.            Adjustments for Stock Dividends, Splits, Etc. If before the delivery to the Optionee by the Company of all the shares of the Common Stock in respect of which this Option is hereby granted, the Company has effected any stock dividend, stock split, recapitalization, combination or reclassification of shares or other similar transaction, then to the extent necessary to prevent dilution or enlargement of the Optionee’s rights hereunder:

(a)           if there is a net increase in the number of outstanding shares of Common Stock, the number of shares remaining subject to this Option will be proportionately increased, and the cash consideration payable per share will be proportionately reduced, and

(b)           if there is a net reduction in the number of outstanding shares of Common Stock, the number of shares remaining subject to this Option will be proportionately reduced, and the cash consideration payable per share will be proportionately increased.

7.            Adjustments for Mergers, Reorganizations, Etc. If the Company becomes a party to any corporate merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation, and the Company is not the surviving corporation in any such transaction, the Company or it successor may make arrangements which will be binding upon the Optionee for the (i) payment of cash equal to the excess of the fair market value of the total number of shares remaining subject to the Option less the exercise price for such total number of shares; (ii) substitution of a new option for the Option; or (iii) assumption of the Option.

8.            Rights of Optionee. The Optionee does not have any of the rights or privileges of a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option unless and until certificates representing the shares shall have been issued and delivered; except that the Company shall supply the Optionee with all financial information and other reports which the Company furnished its stockholders during the period any portion of this Option remains outstanding.

9.            Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Chief Financial Officer at its offices at: 7405 Irvington Road, Omaha, Nebraska 68122, with a telephone number of (402) 331-3727 and fax number of (402) 331-4834, and any notice to be given to the Optionee shall be addressed to the Optionee at the address given beneath the Optionee’s signature hereto. Either party hereto may from time to time change the address to which notices are to be sent to such party by giving written notice of such change to the other party. Any notice hereunder shall be deemed to have been duly given if and when addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office regularly maintained by the United States Government.

10.          Withholding. The Optionee agrees to make appropriate arrangements with the Company for satisfaction of any applicable federal, state or local income tax withholding requirements or like requirements, including the payment to the Company at the time of exercise of an Option of all such taxes and requirements.

11.	Investment Intent.

(a)           This Agreement is granted to, and the shares issuable upon exercise of this Option will be issued to the Optionee, in reliance on the exemption from registration provided in Section 4(2) of the Securities Act and Regulation D promulgated thereunder. Any stock certificates issued upon exercise of this Option may bear the following legend and stop transfer instructions may be given to the transfer agent for the Company’s common stock that are consistent with such legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, pledged, hypothecated, donated or otherwise transferred, whether or not for consideration, without an effective registration statement under the Act, and any applicable state securities laws, or an opinion of counsel satisfactory to the Corporation that such registration is not required with respect to the proposed disposition thereof and that such disposition will not cause the loss of the exemption upon which the Corporation relied in selling such shares to the original purchaser.

(b)           The Company may, but in no event shall be required to, bear any expenses of complying with the 1933 Act, other applicable securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification, or transfer, as the case may be, of this Option or any Common Stock acquired upon the exercise thereof. The foregoing restrictions on the transfer of the Common Stock will be inoperative if (i) the Company has been furnished with an opinion of counsel, satisfactory to it, stating that the transfer will not involve any violation of the Securities Act and other applicable securities laws or (ii) the Common Stock has been duly registered in compliance with the Securities Act and other applicable securities laws.

12.          Binding Effect. This Agreement binds, and, except as specifically provided herein, inures to the benefit of the respective heirs, legal representatives, successors and assigns, as applicable, of the parties hereto.

13.          Governing Law. This Agreement and the rights of all persons claiming hereunder are to be construed and determined in accordance with the laws of the State of Delaware.

This Nonqualified Stock Option Agreement is executed by the Company and Optionee as of the date stated above in the introductory paragraph.

AMCON DISTRIBUTING COMPANY

By:	/s/ William F. Wright
William F. Wright, Chairman

/s/ Christopher H. Atayan
Christopher H. Atayan
Address: 515 North State Street, Suite 2650
Chicago, IL 60610

#	#	#

APPENDIX B

AMCON DISTRIBUTING COMPANY

2007 OMNIBUS INCENTIVE PLAN

SECTION 1

INTRODUCTION

1.1

Establishment. AMCON Distributing Company, a corporation organized and existing under the laws of the state of Delaware (the “Company”), hereby establishes the AMCON Distributing Company 2007 Omnibus Incentive Plan (the “Plan”) for certain employees and non-employee directors of the Company.

1.2

Purpose. The purpose of this Plan is to encourage employees and non-employee directors of the Company and its affiliates and subsidiaries to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan is also designed to assist the Company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the success and profitability of the Company.

1.3

Duration. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 15 hereof, until all Shares subject to the Plan shall have been issued, purchased or acquired according to the Plan’s provisions. Unless the Plan shall be reapproved by the stockholders of the Company and the Board renews the continuation of the Plan, no Awards shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Effective Date.

1.4

Plan Subject to Stockholder Approval. Although the Plan is effective on the Effective Date, the Plan’s continued existence is subject to the Plan being approved by Company’s stockholders within 12 months of the Effective Date. Any Awards granted under the Plan after the Effective Date but before the approval of the Plan by the Company’s stockholders will become null and void if the Company’s stockholders do not approve this Plan.

SECTION 2

DEFINITIONS

2.1	The following terms shall have the meanings set forth below.

“1933 Act” means the Securities Act of 1933, as it may be amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as it may be amended from time to time.

“Affiliate” of the Company means any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

“Award” means a grant made under this Plan in any form which may include but is not limited to Stock Options, Restricted Stock, Restricted Stock Units, Bonus Shares, Deferred Shares, Performance Shares, Stock Appreciation Rights and Performance Units.

“Award Agreement” means a written agreement or instrument between the Company and a Holder evidencing an Award.

“Beneficiary” means the person, persons, trust or trusts which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated beneficiary or surviving designated beneficiary, then the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.

“Board” means the Board of Directors of the Company.

“Bonus Shares” means Shares that are awarded to a Participant without cost and without restriction in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or a Subsidiary.

“Cause” means, unless otherwise defined in an Award Agreement, any act or failure to act by a Participant that constitutes willful misconduct or gross negligence.

“Change in Control” means the first to occur of the following events:

(i)

Any Person is or becomes the Beneficial Owner (within the meaning set forth in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates or held by an employee benefit plan of the Company) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iii) of this definition; or

(ii)

The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)

There is consummated a merger or consolidation of the Company with any other corporation, OTHER THAN (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)

The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Company’s common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company’s assets immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

“Committee” means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan. Initially, the Committee shall be the Compensation Committee of the Board which is delegated all of the Board’s authority under this Plan, as contemplated by clause (ii) above.

“Company” means AMCON Distributing Company, a Delaware corporation, and any successor thereto.

“Continuing Director” means any person who was a member of the Board as of the Effective Date, and any person who subsequently becomes a member of such Board if such person’s appointment, election or nomination for election to such Board is recommended or approved by a majority of the then Continuing Directors, unless the Continuing Directors designate such person as not a Continuing Director.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Covered Employee” means an Employee that meets the definition of “covered employee” under Section 162(m)(3) of the Code.

“Date of Grant” or “Grant Date” means, with respect to any Award, the date as of which such Award is granted under the Plan.

“Deferred Shares” means Shares that are awarded to a Grantee on a deferred basis pursuant to Section 9.4.

“Disabled” or “Disability” means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the above, with respect to an Incentive Stock Option and the period of time following a separation from service in which a Holder may exercise such Incentive Stock Option, “disabled” shall have the same meaning as defined in Code section 22(e)(3).

“Effective Date” means April 17, 2007.

“Eligible Employees” means key Employees (including officers and directors who are also Employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company depends, or will depend, for the successful conduct of the Company’s business.

“Employee” means a common law employee of the Company or an Affiliate.

“Executive Officer” means (i) the president of the Company, any vice president of the Company, including any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company, (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company, and (iii) any Person designated or identified by the Board as being an Executive Officer for purposes of the 1933 Act or the 1934 Act, including any Person designated or identified by the Board as being a Section 16 Person.

“Fair Market Value” means, as of any date, the value of the Stock determined in good faith, from time to time, by the Committee in its sole discretion, and for this purpose the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such Stock from time to time and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate. In the event that the Shares of the Company are traded on a national securities exchange, the Committee may determine that the Fair Market Value of the Stock shall be based upon the closing price on the trading day of the applicable date as reported in The Wall Street Journal and consistently applied. If the securities exchange is closed on the applicable date, the closing price on the next day the securities exchange is open will be the Fair Market Value.

“Freestanding SAR” means any SAR that is granted independently of any Option.

“Holder”means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i)  in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary has transferred to such person under the laws of descent and distribution or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and, with respect to all of the above cases (i), (ii) and (iii), such Award Agreement has not expired, been canceled or terminated.

“Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means any Option to purchase Shares that is not an Incentive Stock Option.

“Option” means a right to purchase Stock at a stated price for a specified period of time. Such definition includes both Nonqualified Stock Options and Incentive Stock Options.

“Option Agreement” or “Option Award Agreement” means a written agreement or instrument between the Company and a Holder evidencing an Option.

“Option Exercise Price” means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.2(b).

“Optionee” shall have the meaning as set forth in Section 6.2. For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Optionee will not be the same person as the Holder of the Option.

“Participant” means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

“Performance Award” means any Award that will be issued or granted, or become vested or payable, as the case may be, upon the achievement of certain performance goals (as described in Section 10) to a Participant pursuant to Section 10.

“Performance Period” means the period of time as specified by the Committee during which any performance goals are to be measured.

“Performance Shares” means an Award made pursuant to Section 9 which entitles a Holder to receive Shares, their cash equivalent, or a combination thereof based on the achievement of performance targets during a Performance Period.

“Performance Units” means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Stock or a combination thereof based on the achievement of performance goals during a Performance Period.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.

“Plan” means the AMCON Distributing Company 2007 Omnibus Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

“Restricted Stock” means Stock granted under Section 8 that is subject those restrictions set forth therein and the Award Agreement.

“Restricted Stock Unit” means an Award granted under Section 8 evidencing the Holder’s right to receive a Share (or, at the Committee’s discretion, a cash payment equal to the Fair Market Value of a Share) at some future date and that is subject those restrictions set forth therein and the Award Agreement.

“Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act.

“SAR” or “Stock Appreciation Right” means an Award, granted either alone or in connection with an Option, that is designated as a SAR pursuant to Section 7.

“SAR Holder” shall have the meaning as set forth in Section 7.2.

“Section 16 Person” means a Person who is subject to obligations under Section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.

“Service Provider” means an Eligible Employee or a non-employee director of the Company.

“Share” means a share of Stock.

“Stock” means authorized and issued or unissued common stock of the Company, at such par value as may be established from time to time.

“Subsidiary” means (i) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in section 424(f) of the Code, and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in clause (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

“Tandem SAR” means a SAR which is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

“Vested Option” means any Option, or portion thereof, which is exercisable by the Holder. Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement. Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.

2.2

General Interpretive Principles. (i) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Plan and not to any particular provision of this Plan, and references to Sections are references to the Sections of this Plan unless otherwise specified; (iii) the word “including” and words of similar import when used in this Plan shall mean “including, without limitation,” unless otherwise specified; and (iv) any reference to any U.S. federal, state, or local statute or law shall be deemed to also refer to all amendments or successor provisions thereto, as well as all rules and regulations promulgated under such statute or law, unless the context otherwise requires.

SECTION 3

PLAN ADMINISTRATION

3.1

Composition of Committee. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as “non-employee directors” within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under section 162(m) of the Code, the Committee shall consist of two or more directors of the Company, all of whom shall qualify as “outside directors” within the meaning of Code section 162(m).

3.2

Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

(a)	select the Service Providers to whom Awards may from time to time be granted hereunder;
(b)	determine the type or types of Awards to be granted to eligible Service Providers;
(c)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;
(d)	determine the terms and conditions of any Award;
(e)	determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;
(f)

determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(g)	correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;
(h)

modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(i)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
3.3

Committee Delegation. The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that, pursuant to such delegation or sub-delegation, only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board or the Committee; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons or other than by the Committee to individuals who are then or are deemed likely to become a “covered employee” within the meaning of Code Section 162(m). A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.4

Determination Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any stockholder. No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

SECTION 4

STOCK SUBJECT TO THE PLAN

4.1

Number of Shares. Subject to adjustment as provided in Section 4.3 and subject to the maximum amount of Shares that may be granted to an individual in a calendar year as set forth in Section 5.5, no more than a total of 150,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall determine. Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2

Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, any Shares that are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.2 shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.2 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached for purposes of Incentive Stock Option grants.

4.3

Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of (i) the Shares as to which Awards may be granted under the Plan, (ii) the exercise or purchase price of each outstanding Award, and (iii) the Shares then included in each outstanding Award granted hereunder, shall be increased, decreased or changed in like manner as if the Shares underlying the Award had been issued and outstanding, fully paid and non assessable at the time of such occurrence. The manner in which Awards are adjusted pursuant to this Section 4.3 is to be determined by the Board or the Committee; provided that all adjustments must be determined by the Board or Committee in good faith, and must be effectuated so as to preserve the value that any Participant has in outstanding Awards as of the time of the event giving rise to any potential dilution or enlargement of rights.

4.4	General Adjustment Rules.
(a)

If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded up to the nearest whole Share and fractional Shares shall not be issued.

(b)

In the case of any such substitution or adjustment affecting an Option or a SAR (including a Nonqualified Stock Option) such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.

SECTION 5

PARTICIPATION

5.1

Basis of Grant. Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, have performed, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.

5.2

Types of Grants; Limits. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written notice shall be given to such Person, specifying the terms, conditions, right and duties related to such Award. Under no circumstance shall Incentive Stock Options be granted to (i) non-employee directors or (ii) any person not permitted to receive Incentive Stock Options under the Code.

5.3

Award Agreements. Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless explicitly provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.

5.4

Restrictive Covenants. The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions. Such Restrictive Covenants, if contained in the Award Agreement, will be binding on the Participant.

5.5

Maximum Annual Award. The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed 75,000 Shares (subject to adjustment pursuant to Sections 4.3 and 4.4). If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

SECTION 6

STOCK OPTIONS

6.1

Grant of Options. A Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Participant at the same time or at different times. Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2

Option Agreements. Each Option granted under the Plan shall be evidenced by a written Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the “Optionee”), and which shall contain, or be subject to, the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

(a)

Number of Shares. Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under section 422(d) of the Code, such Options in excess of such limit shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as a Nonqualified Stock Option.

(b)

Price. Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased. Such Option Exercise Price shall be determined in each case by the Committee, but in no event shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the Option’s Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the Option’s Grant Date.

(c)

Duration of Options. Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Holder (the “Option Period”). The Option Period must expire, in all cases, not more than ten years from the Option’s Grant Date; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company must expire not more than five years from the Option’s Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect.

(d)

Termination of Service, Death, Disability, etc. Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Optionee ceases to be a Service Provider on account of the Participant’s death, Disability, voluntary resignation, retirement, cessation as a director, or the Company having terminated such Optionee’s employment with or without Cause. Unless an Option Agreement provides otherwise, a Participant’s change in status between serving as an employee and/or director will not be considered a termination of the Participant serving as a Service Provider for purposes of any Option expiration period under the Plan.

(e)

Transferability. Except as otherwise determined by the Committee, Options shall not be transferable by the Optionee except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Optionee’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. Shares issuable pursuant to any Option shall be delivered only to or for the account of the Optionee, or in the event of Disability or incapacity, to his or her guardian or legal representative.

(f)	Exercise, Payments, etc.
(i)

Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary of the Company a written notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in clause (ii) below.

(ii)	The Option Exercise Price may be paid by any of the following methods:
A.	Cash or certified bank check;
B.

By delivery to the Company Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Vested Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the Stock used as payment of the Option Exercise Price;

In lieu of actually surrendering to the Company the Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price;

C.

For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

D.	Any combination of the consideration provided in the foregoing subsections (A), (B), and (C).
(iii)	The Company may not guarantee a third-party loan obtained by a Holder to pay any portion of the entire Option Exercise Price of the Shares.
(g)

Date of Grant. Unless otherwise specifically specified in the Option Award Agreement, an option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(h)	Withholding.
(A)

Nonqualified Stock Options. Upon any exercise of a Nonqualified Stock Option, the Optionee shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 16 hereof.

(B)

Incentive Stock Options. In the event that an Optionee makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Optionee shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable Federal and state income tax laws.

(i)

Adjustment of Options. Subject to the limitations set forth below and those contained in Sections 6 and 15, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option; provided, however, the Committee may not, without stockholder approval (i) amend an Option to reduce its Option Exercise Price, (ii) cancel an Option and regrant an Option with a lower Option Exercise Price than the original Option Exercise Price of the cancelled Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” an Option, as defined under applicable NYSE rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded if such Exchange’s or quotation system’s rules define what constitutes a repricing. The Committee also may not adversely affect the rights of any Optionee to previously granted Options without the consent of such Optionee. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.

6.3

Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

SECTION 7

STOCK APPRECIATION RIGHTS

7.1

Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs or Tandem SARs, or any combination thereof.

(a)	Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.
(b)

Exercise Price and Other Terms. All SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs’ Date of Grant. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

7.2

SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a written SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the “SAR Holder”), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.

7.3

Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price per Share of the underlying Incentive Stock Option and the Fair Market Value per Share of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value per Share of the Shares subject to the Incentive Stock Option exceeds the per share Option Price per Share of the Incentive Stock Option.

7.4

Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine; provided, however, that no Freestanding SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Date of Grant or such shorter period as may be permissible while maintaining compliance with Rule 16b-3.

7.5

Expiration of SARs. Each SAR Award Agreement shall state the period of time, if any, determined by the Committee, within which the SAR may be exercised after a SAR Holder ceases to be a Service Provider on account of the Participant’s death, Disability, voluntary resignation, cessation as a director, or the Company having terminated such SAR Holder’s employment with or without Cause. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

7.6

Payment of SAR Amount. Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded up to the nearest whole Share.

SECTION 8

AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1

Restricted Stock Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Service Provider in such amounts as the Committee shall determine.

8.2

Restricted Stock Unit Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee may grant a Service Provider Restricted Stock Units in connection with or separate from a grant of Restricted Stock. Upon the vesting of Restricted Stock Units, the Holder shall be entitled to receive the full value of the Restricted Stock Units payable in either Shares or cash.

8.3

Restrictions. A Holder’s right to retain Shares of Restricted Stock or be paid with respect to Restricted Stock Units shall be subject to such restrictions, including him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Stock or Restricted Stock Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award. Any grant of Restricted Stock or Restricted Stock Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

8.4

Privileges of a Stockholder, Transferability. Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Shares of Restricted Stock, provided however that any dividends paid on Shares of Restricted Stock prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Shares of Restricted Stock. Any voting, dividend, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Shares of Restricted Stock held by, or for the benefit of, the Holder on the record date of any such dividend or voting date. A Participant’s right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 12.2 hereof. The Committee may determine that a Holder of Restricted Stock Units is entitled to receive dividend equivalent payments on such units. If the Committee determines that Restricted Stock Units shall receive dividend equivalent payments, such feature will be specified in the applicable Award Agreement. Restricted Stock Units shall not have any voting rights.

8.5	Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:
(a)	placing a legend on the stock certificates, or the Restricted Stock Unit Award Agreement, as applicable, referring to restrictions;
(b)	requiring the Holder to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect;
(c)

requiring that the stock certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Shares of Restricted Stock on behalf of the Holder while the restrictions remain in effect; or

(d)

inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.

8.6

Termination of Service, Death, Disability, etc. In the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 11, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock Awards as to which the service period or other vesting conditions for have not been satisfied shall be forfeited.

SECTION 9

PERFORMANCE SHARES, PERFORMANCE UNITS, BONUS SHARES

AND DEFERRED SHARES

9.1	Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.
9.2

Terms of Performance Shares or Performance Units. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period. Each grant of a Performance Share or Performance Unit Award shall be subject to additional terms and conditions not inconsistent with the provisions of the Plan. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination.

9.3

Bonus Shares. Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Participant, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

9.4

Deferred Shares. Subject to the terms and provisions of the Plan, Deferred Shares may be granted to any Participant in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee may impose such conditions or restrictions on any Deferred Shares as it may deem advisable, including time-vesting restrictions and deferred payment features. The Committee may cause the Company to establish a grantor trust to hold Shares subject to Deferred Share Awards. Without limiting the generality of the foregoing, the Committee may grant to any Participant, or permit any Participant to elect to receive, Deferred Shares in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Participant may be eligible to receive from the Company or a Subsidiary. Any grant of Deferred Shares shall comply with Section 409A of the Code.

SECTION 10

PERFORMANCE AWARDS; SECTION 162(M) PROVISIONS

10.1

Terms of Performance Awards. Except as provided in Section 11, Performance Awards will be issued or granted, or become vested or payable, only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period and the amount of the Award to be distributed upon satisfaction of those performance goals shall be conclusively determined by the Committee. When the Committee determines whether a performance goal has been satisfied for any Performance Period, the Committee, where the Committee deems appropriate, may make such determination using calculations which alternatively include and exclude one, or more than one, “extraordinary items” as determined under U.S. generally accepted accounting principles, and the Committee may determine whether a performance goal has been satisfied for any Performance Period taking into account the alternative which the Committee deems appropriate under the circumstances. The Committee also may take into account any other unusual or non-recurring items, including the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company’s paying non-deductible compensation to an Employee or non-employee director).

10.2

Performance Goals. If an Award is subject to this Section 10, then the lapsing of restrictions thereon, or the vesting thereof, and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following metrics, and which may be established on an absolute or relative basis for the Company as a whole or any of its subsidiaries, operating divisions or other operating units:

(a)	Earnings (either in the aggregate or on a per-Share basis);
(b)	Growth or rate of growth in earnings (either in the aggregate or on a per-Share basis);
(c)	Net income or loss (either in the aggregate or on a per-Share basis);
(d)	Cash flow provided by operations, either in the aggregate or on a per-Share basis;
(e)	Growth or rate of growth in cash flow (either in the aggregate or on a per-Share basis);
(f)	Free cash flow (either in the aggregate on a per-Share basis);
(g)	Reductions in expense levels, determined either on a Company-wide basis or in respect of any one or more business units;
(h)	Operating and maintenance cost management and employee productivity;
(i)	Stockholder returns (including return on assets, investments, equity, or gross sales);
(j)	Return measures (including return on assets, equity, or sales);
(k)	Growth or rate of growth in return measures (including return on assets, equity, or sales);
(l)

Share price (including attainment of a specified per-Share price during the Performance Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

(m)

Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; and/or

(n)	Achievement of business or operational goals such as market share and/or business development;

provided that applicable performance goals may be applied on a pre- or post-tax basis; and provided further that the Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. In addition to the foregoing performance goals, the performance goals shall also include any performance goals which are set forth in a Company bonus or incentive plan, if any, which has been approved by the Company’s stockholders, which are incorporated herein by reference. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code Section 162(m).

10.3

Adjustments. Notwithstanding any provision of the Plan other than Section 4.3 or Section 11, with respect to any Award that is subject to this Section 10, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant.

10.4

Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10 as it may deem necessary or appropriate to insure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Code Section 162(m)(4)(B).

10.5

Section 162(m) Limitations. Notwithstanding any other provision of this Plan, if the Committee determines at the time any Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a Covered Employee, then the Committee may provide that this Section 10 is applicable to such Award.

SECTION 11

REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION

Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event that the Company undergoes a Change in Control, each Option, share of Restricted Stock and/or other Award shall without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such Change in Control. In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to prescribe and amend the terms and conditions for the exercise, or settlement, of any outstanding Awards granted hereunder. The Committee may remove restrictions on Restricted Stock and Restricted Stock Units and may modify the performance requirements for any other Awards. The Committee may provide that Options or other Awards granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Awards will expire. Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.

SECTION 12

RIGHTS OF EMPLOYEES; PARTICIPANTS

12.1

Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant’s services as a Service Provider shall be determined by the Committee at the time.

12.2

Nontransferability. Except as provided in Section 12.3, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Holder’s rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder’s legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. “Transfers” shall not be deemed to include transfers to the Company or “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

12.3

Permitted Transfers. Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred to, exercised by and paid to certain persons or entities related to a Participant, including members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions (a “Permitted Transferee”). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall only be transferable to the extent permitted in Section 422 of the Code, or such successor provision thereto, and the treasury regulations thereunder.

SECTION 13

GENERAL RESTRICTIONS

13.1

Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

13.2	Compliance with Securities Laws.
(a)

Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

(b)

Each Holder who is a director or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a (i) violation of Section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Stock.

13.3

Stock Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such Shares, (ii) specific rights or limitations with respect to the Participant’s ability to vote such Shares, or (iii) a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant’s cessation or termination as a Service Provider.

SECTION 14

OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute “earnings” with respect to which any other benefits of such Participant are determined, including benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.

SECTION 15

PLAN AMENDMENT, MODIFICATION AND TERMINATION

15.1

Amendment, Modification, and Termination. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

15.2

Adjustment Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

15.3

Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to a Holder’s employment being terminated for Cause and Section 15.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder of such Award.

SECTION 16

WITHHOLDING

16.1

Withholding Requirement. The Company’s obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

16.2

Withholding with Stock. The Committee may, in its sole discretion, permit the Holder to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from the Shares otherwise issuable to the Holder, Shares having a value not to exceed the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Holder. The Committee may require that any shares transferred to the Company have been held or owned by the Participant for a minimum period of time. All elections shall be subject to the approval or disapproval of the Committee. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”), as determined by the Committee. Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:

(a)	All elections must be made prior to the Tax Date;
(b)	All elections shall be irrevocable; and
(c)

If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act (“Section 16”), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

SECTION 17

NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board or the Committee to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board or the Committee, as the case may be, may deem necessary or desirable, or to preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, or non-employee directors generally, or to any class or group of employees, or non-employee directors, which the Company now has lawfully put into effect, including any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

SECTION 18

REQUIREMENTS OF LAW

18.1

Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise, receipt of benefits or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

18.2

Code Section 409A. This Plan is intended to meet or to be exempt from the requirements of Section 409A of the Code, and shall be administered, construed and interpreted in a manner that is accordance with and furtherance of such intent. Any provision of this Plan that would cause an Award to fail to satisfy Section 409A of the Code or, if applicable, an exemption from the requirements of that Section, shall be amended (in a manner that as closely as practicable achieves the original intent of this Plan) to comply with Section 409A of the Code or any such exemption on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

18.3

Rule 16b-3. Each transaction under the Plan is intended to comply with all applicable conditions of Rule 16b-3, to the extent Rule 16b-3 reasonably may be relevant or applicable to such transaction. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

18.4

Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Delaware without giving effect to the principles of the conflict of laws to the contrary.

SUBJECT TO THE SHAREHOLDER APPROVAL REQUIREMENT NOTED BELOW, THIS AMCON DISTRIBUTING COMPANY 2007 OMNIBUS INCENTIVE PLAN HEREBY IS ADOPTED BY THE BOARD OF DIRECTORS OF AMCON DISTRIBUTING COMPANY THIS 7th DAY OF MARCH, 2007.

THE PLAN SHALL BECOME EFFECTIVE ONLY IF APPROVED BY THE SHAREHOLDERS OF THE COMPANY AND THE EFFECTIVE DATE OF THE PLAN SHALL BE SUCH DATE OF SHAREHOLDER APPROVAL.

AMCON DISTRIBUTING COMPANY

By:	/s/ Andrew C. Plummer
Vice President, Chief Financial Officer and Secretary

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[ X ]	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	AMCON DISTRIBUTING COMPANY

			For	With-hold	For All Except
			[ ]	[ ]	[ ]
ANNUAL MEETING OF THE STOCKHOLDERS OF AMCON DISTRIBUTING COMPANY APRIL 17, 2007		1. ELECTION OF THREE CLASS III DIRECTORS AND TWO CLASS I DIRECTORS.

The undersigned hereby appoints Christopher H. Atayan and Kathleen M. Evans, and each of them, jointly and severally, the agents and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of AMCON Distributing Company (the “Company”) to be held in the Ritz Carlton Hotel located at 100 Carondelet Plaza, St. Louis, Missouri 63105, on Tuesday, April 17, 2007, commencing at 10:00 a.m., local time, and any adjournment thereof (the “Meeting”), and to vote all of the stock of the Company, standing in the name of the undersigned on its books as of the close of business on February 21, 2007, and which the undersigned would be entitled to vote, if present, with the same force and effect as if voted by the undersigned and especially to vote said stock with respect to the following matters:

		Class III Director Nominees Kathleen M. Evans John R. Loyack Timothy R. Pestotnik	Class I Director Nominees Stanley Mayer William F. Wright
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain
		2. Proposal to ratify and approve the selection of McGladrey and Pullen, LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.	[ ]	[ ]	[ ]
			For	Against	Abstain
		3. Proposal to approve of a grant to the Company’s Chief Executive Officer of an option for 25,000 shares of common stock pursuant to a Nonqualified Stock Option Agreement.	[ ]	[ ]	[ ]
			For	Against	Abstain
		4. Proposal to approve the Company’s 2007 Omnibus Incentive Plan.	[ ]	[ ]	[ ]

5. Such other matters, related to the foregoing or otherwise, as properly may come before the Meeting or any adjournment thereof. The Board of Directors has advised that at present it knows of no other business to be presented by or on behalf of the Company or its management at the Meeting.

Please be sure to sign and date this Proxy in the box below.	Date
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated March 9, 2007.

Stockholder sign above	Co-holder(if any) sign above
+		+

Detach above card, sign, date and mail in postage paid envelope provided.

AMCON DISTRIBUTING COMPANY

Sign exactly as your name appears on your stock certificate. Where shares are held in the name of two or more persons, all should sign individually. A corporation should sign by authorized officer and affix corporate seal.)

This Proxy will he voted as directed, but if no instructions are specified, this Proxy will be voted FOR the election of the persons listed above as directors of the Company, FOR the ratification and approval of the selection of McGladrey and Pullen, LLP as the Company’s independent registered public accounting firm, FOR the approval of the grant to the Chief Executive Officer of an option for 25,000 shares of common stock pursuant to a Nonqualified Stock Option Agreement, and FOR the approval of the Company’s 2007 Omnibus Incentive Plan. In their discretion, the appointed proxies and agents are authorized to vote upon such other business as may properly be presented at the Meeting. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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